                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           AMERICAN BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           AMERICAN BANCSHARES, INC.
                             4502 CORTEZ ROAD WEST
                            BRADENTON, FLORIDA 34210

                                                                  April 12, 1999

Dear Shareholder:

     On behalf of the Board of Directors, we cordially invite you to attend the 1999 Annual Meeting of Shareholders of American Bancshares, Inc. (the "Company") which will be held at the Bradenton Country Club located at 4646 - 9th Avenue West, Bradenton, Florida 34209, on May 21, 1999, at 10:00 a.m. local time.

     At the Annual Meeting, shareholders will be asked (i) to elect ten directors as members of the Board of Directors of the Company, (ii) to consider and approve the adoption of the Company's 1999 Stock Option and Equity Incentive Plan (the "1999 Stock Plan"), and (iii) to transact such other business which is properly brought up at the Annual Meeting or any adjournment thereof. On the following pages you will find the Notice of the Annual Meeting of Shareholders and the Proxy Statement giving information concerning matters to be acted upon at the meeting. Of course, we will be present at the Annual Meeting to answer any questions you might have.

     As you are aware, Gerald L. Anthony, the Company's President and Chief Executive Officer, tendered his resignation to the Board of Directors effective April 30, 1999. The Board of Directors has formed a committee to search for, and make a recommendation with respect to, a successor. In the meantime, Jerry L. Neff will serve as the interim President and CEO of the Company. The Board of Directors wishes to express its appreciation for Gerry's efforts and contributions to the Company.

     I sincerely hope you will be able to attend the Annual Meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date, and return the enclosed proxy card which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

                                           Very truly yours,

                                           /s/ J. Gary Russ

                                           J. GARY RUSS
                                           Chairman of the Board

                           AMERICAN BANCSHARES, INC.
                             4502 CORTEZ ROAD WEST
                            BRADENTON, FLORIDA 34210

                    ---------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 1999

                    ---------------------------------------

TO THE SHAREHOLDERS OF AMERICAN BANCSHARES, INC.:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of the Shareholders of American Bancshares, Inc., a Florida corporation (the "Company"), will be held at the Bradenton Country Club located at 4646 - 9th Avenue West, Bradenton, Florida 34209 on Friday, May 21, 1999, at 10:00 a.m. local time, to consider and act on the following matters:

          1. Election of ten directors as members of the Board of Directors of the Company;

          2. Approval and adoption of the American Bancshares, Inc. 1999 Stock Option and Equity Incentive Plan in the form attached as Exhibit A to the Proxy Statement;

          3. Such other business as may properly come before the meeting or adjournment thereof.

     Only shareholders of record at the close of business on April 1, 1999, are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments thereof. Each shareholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy card and to return it without delay in the enclosed postage-paid envelope. Any shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.

                                            By Order of the Board of Directors

                                                /s/ Brian M. Watterson

                                                    Brian M. Watterson
                                                         Secretary

Bradenton, Florida
April 12, 1999

                           AMERICAN BANCSHARES, INC.
                             4502 CORTEZ ROAD WEST
                            BRADENTON, FLORIDA 34210

      -------------------------------------------------------------------

                                PROXY STATEMENT

                      1999 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 1999

      -------------------------------------------------------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of the Board of Directors of American Bancshares, Inc., a Florida corporation (the "Company"), of proxies to be voted at the 1999 Annual Meeting of Shareholders to be held on Friday, May 21, 1999, at 10:00 a.m. (the "Annual Meeting"), and at any adjournment thereof. The Annual Meeting will be held at the Bradenton Country Club located at 4646 - 9th Avenue West, Bradenton, Florida 34209.

     At the Annual Meeting, shareholders will be asked to consider and vote on the election of ten directors as members of the Board of Directors of the Company, and approval and adoption of the Company's 1999 Stock Option and Equity Incentive Plan, (the "1999 Stock Plan").

     This Proxy Statement and the enclosed form of proxy are first being sent to shareholders, together with the Notice of Annual Meeting, on or about April 12, 1999.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (the "1998 Annual Report"), including financial statements, accompanies this Proxy Statement, but is not part of the proxy solicitation materials.

     SHAREHOLDERS ARE URGED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WITH THESE MATERIALS. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

                       PROXIES AND VOTING AT THE MEETING

RECORD DATE AND VOTING RIGHTS

     The Board of Directors has fixed the close of business on April 1, 1999 as the record date (the "Record Date") for the determination of the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the Record Date, the Company had issued and outstanding approximately 5,028,584 common shares, $1.175 par value per share ("Common Shares"), constituting the Company's only class of stock outstanding and entitled to vote at the Annual Meeting. Each Common Share outstanding on the Record Date entitles the record holder to cast one vote with respect to each matter to be voted upon at the Annual Meeting. The presence of a majority of the Company's outstanding Common Shares as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

     Under the Florida Business Corporation Act, directors are elected by a plurality of the votes cast at a meeting in which a quorum is present. In connection with the election of directors, votes may be cast in favor of or withheld from each nominee. Votes withheld from director nominees will be counted in determining whether a quorum has been reached. However, since directors are elected by a plurality, a vote against a director and votes withheld from a nominee or nominees generally will not affect the outcome of the election and will be excluded entirely from the vote.

     Approval of other matters submitted to shareholders at a meeting where a quorum is present requires that the votes cast in favor of the action exceed the votes cast opposing the action, unless the Company's articles of incorporation or bylaws or state law requires a greater number of votes. Therefore, abstentions and broker non-votes generally have no effect under Florida law.

     All abstentions with respect to any proposal coming before the Annual Meeting will be counted as present for purposes of determining the existence of a quorum; but since it is neither a vote cast in favor of nor a vote cast opposing a proposed action, abstentions typically will not be counted as a vote cast on any routine matter and therefore will have no impact on the outcome of the vote.

     In the event of a broker non-vote with respect to any matter coming before the meeting, the proxy will be counted as present for determining the presence of a quorum but will not be counted as a vote cast on any matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

VOTING AND REVOCATION OF PROXIES

     All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated on such proxies, if any. If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted FOR the election of the Board of Directors' nominees for directors, and FOR approval and adoption of the 1999 Stock Plan. The Company is not aware of any matter to be presented at the Annual Meeting other than those matters described in the Notice of Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by duly executing and submitting a later-dated proxy, by delivering written notice of revocation to the Company which is received at or before the Annual Meeting, or by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company's principal executive offices, located at the address set forth above.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

     In accordance with the Company's bylaws, the Board of Directors has fixed the number of directors to be elected at the Annual Meeting at ten. During 1998, Mr. Aidlin resigned from the Board of Directors and accepted a Director-Emeritus position with the Company. Accordingly, the Company currently has eleven directors, each of whose term of office will expire at the Annual Meeting. All of the Company's current directors, except for Mr. Anthony, are standing for election as directors of the Company to hold office until the 2000 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

     It is intended that the proxies received from shareholders, unless contrary instructions are given therein, will be voted FOR the election of the nominees named below, each of whom has consented to being named herein and has indicated their intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company's Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or prove unable to serve if so elected.

NOMINEES FOR DIRECTOR

     Each person listed as a nominee below has served as a director of the Company since its inception in 1995. The age of each nominee, his positions and offices with the Company, his term of office as a director, his business experience during the past five years or more, and additional biographical data is set forth below. Information with respect to the nominees is as of March 15, 1999, except as otherwise stated.

                                                                                              DIRECTOR
NAME OF NOMINEE                          AGE             POSITION WITH COMPANY(1)             SINCE(2)
---------------                          ---             ------------------------             ---------
J. Gary Russ...........................  49    Chairman of the Board, Member of Executive       1989
                                                 Committee
Ronald L. Larson.......................  55    Director, Member of Executive Committee          1989
Timothy I. Miller......................  59    Director, Member of Audit and Executive          1989
                                                 Committees
Dan E. Molter..........................  47    Director, Member of Strategic Planning           1992
                                                 Committee
Kirk D. Moudy..........................  47    Director, Member of Strategic Planning           1994
                                                 Committee
Lindell W. Orr.........................  55    Director, Member of Audit, Executive, and        1995
                                                 Strategic Planning Committees
Lynn B. Powell, III....................  63    Director, Member of Audit and Executive          1989
                                                 Committees
Walter L. Presha.......................  54    Director, Member of Strategic Planning           1989
                                                 Committee
R. Jay Taylor..........................  44    Director, Member of Audit, Executive, and        1995
                                                 Strategic Planning Committees
Edward D. Wyke.........................  78    Director, Member of Audit Committee              1989

---------------

(1) The Board of Directors of the Company's wholly-owned subsidiary, American Bank (the "Bank"), is identical to that of the Company. In addition, all such individuals, other than Messrs. Moudy, Orr, Taylor, and Wyke, constitute the Board of Directors of Freedom Finance Company (the "Finance Company"), a finance company which also is wholly-owned by the Company.
(2) Since the Company became the bank holding company for the Bank effective December 1, 1995, years of service prior to 1995 are for the Bank only. Years of service for 1995 and following are for the Bank and the Company.

     All directors of the Company hold office until the earlier of the next annual meeting of shareholders and until their successors have been duly elected and qualified, or their death, resignation, or removal.

     J. GARY RUSS has been Chairman of the Board of Directors of the Company and the Bank since 1995, and has been a director of the Bank since 1989. He also has served as the Chairman of the Board of Directors of the Finance Company since its inception in 1997. Mr. Russ is the principal owner of Russ Citrus Groves, Ltd. and a 50% partner of Edwards-Russ Groves.

     RONALD L. LARSON has been a director of the Company since 1995, a director of the Bank since 1989, and a director of the Finance Company since 1997. He currently serves as the President and owner of Ron Larson & Associates, Inc., a consulting engineer company which was organized in early 1997. From 1994 to 1997, Mr. Larson was the Senior Project Manager at Larson Engineering, a division of Kimley Horn & Associates, Inc. Prior to 1994, Mr. Larson was the President and owner of Larson Engineering.

     TIMOTHY I. MILLER has been a director of the Company since 1995, a director of the Bank since 1989, and a director of the Finance Company since 1997. Mr. Miller is the President of Miller Insulation & Acoustics, Inc.

     DAN E. MOLTER has been a director of the Company since 1995, a director of the Bank since 1992, and a director of the Finance Company since 1997. Mr. Molter has been the President and Chief Executive Officer of Molter Termite & Pest Control since 1976 and since 1994 he also has served as President and Chief Executive Officer of Extend-O Drain Inc., a product manufacturer.

     KIRK D. MOUDY has been a director of the Company since 1995, a director of the Bank since 1994. Mr. Moudy has been the President and Chief Executive Officer of General Mortgage Corporation of America, a mortgage banker, since 1985.

     LINDELL W. ORR has been a director of the Company and the Bank since 1995. Mr. Orr has been the President and Chief Executive Officer of Columbia Blake Medical Center since 1995. From 1993 to 1995 he was the Chief Executive Officer of the Columbia Ed White Hospital. From 1988 to 1993 Mr. Orr was the District Vice President for Hospital Corporation of America responsible for the management of 14 hospitals located in Florida, Georgia, and South Carolina.

     LYNN B. POWELL, III has been a director of the Company since 1995, a director of the Bank since 1989, and a director of the Finance Company since 1997. Mr. Powell has been the owner of Powell Motor Company since 1992. Prior to 1992, Mr. Powell was the owner of Cortez Motors.

     WALTER L. PRESHA has been a director of the Company since 1995, a director of the Bank since 1989, and a director of the Finance Company since 1997. Mr. Presha is the Executive Director for Manatee County Rural Health Services.

     R. JAY TAYLOR has been a director of the Company and the Bank since 1995. Mr. Taylor is the President of Taylor & Fulton Packing Company.

     EDWARD D. WYKE has been a director of the Company since 1995 and a director of the Bank since 1989. Mr. Wyke is a retired architect.

     There is no family relationship between any of the Company's directors, nominees to serve as director, or executive officers. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as director.

DIRECTOR MEETINGS AND COMMITTEES

     During 1998, the Board of Directors of the Company held a total of 12 meetings. In addition, certain directors attended meetings of standing committees. All incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and the respective committees on which they serve.

     The Board of Directors maintains three standing committees: an Audit Committee, a Strategic Planning Committee, and an Executive Committee, which are described below. Members of these committees are elected annually at the Board of Directors meeting following the annual meeting of shareholders. The Board of Directors does not have a nominating committee, although the Executive Committee reviews the qualifications of prospective nominees and makes recommendations to the Board of Directors.

     The Audit Committee is responsible for recommending to the Board of Directors the engagement or discharge of the independent public accountants, meeting with the independent public accountants to review the plans and results of the audit engagement, reviewing the activities of the subsidiary Bank's examining committees, maintaining direct reporting responsibility and regular communication with the Company's internal audit staff, reviewing the scope and results of the internal audit procedures of the Company and its subsidiaries, approving the services to be performed by the independent public accountants, considering the range of the audit and non-audit fees, and reviewing the adequacy of the Company's system of internal accounting. The Audit Committee, which is comprised of Timothy I. Miller, Lindell W. Orr, Lynn B. Powell, III, R. Jay Taylor, and Edward D. Wyke, met 4 times during 1998.

     The principal responsibilities of the Strategic Planning Committee are: (i) to review and recommend to the full Board of Directors for approval strategic decisions regarding expansion, contraction, or exit from existing market areas and lines of business and entry into lines of business that involve new strategic directions for the Company, including expansion through branching, acquisitions, joint ventures, dispositions of businesses, capital asset transactions, and the financing of such transactions, (ii) to review and recommend to the Board of Directors for approval long-term business objectives and strategic plans developed by management, (iii) to review the business development activities recommended by management, including consistency of such activities with long-term obligations and strategic plans of the Company, (iv) to work in conjunction with management to keep the full Board informed of the long-term business objectives and strategic plans of the Company and critical issues associated therewith, (v) to review with management and recommend to the Board, where appropriate, changes in corporate structure or organization, and (vi) to review and, where appropriate, make recommendations to the Board of Directors with respect to corporate finance and capital management plans and policy. The Strategic Planning Committee, which is comprised of Dan E. Molter, Kirk D. Moudy, Lindell W. Orr, Walter L. Presha, and R. Jay Taylor, met 9 times in 1998.

     The Executive Committee, which also serves as the nominating committee and compensation committee, is empowered to act on behalf of, and to exercise the powers of, the full Board of Directors in the management of the business and affairs of the Company when the full Board of Directors is not in session, except to the extent limited by the Company's Articles of Incorporation or Bylaws, or by Florida law. The committee meets as necessary, and all actions by the committee are reported at the next Board of Directors meeting. The committee also is responsible for making recommendations to the Board of Directors with respect to the Company's compensation policies and the compensation of executive officers. In addition, the Executive Committee is responsible for selecting and recommending to the Board of Directors nominees for election as director. Shareholders also may nominate persons for election as directors at an annual shareholders' meeting if such nominations are made in accordance with the procedures set forth in the Company's Bylaws. The Bylaws require, among other things, that written notice must be given to the Company of such nominations, not less than 30 nor more than 75 days prior to such meeting (with certain exceptions). For a description of the full procedure governing such nominations, reference is made to the Bylaws, a copy of which is available from the Secretary of the Company. The Executive Committee, which is comprised of J. Gary Russ, Ronald L. Larson, Timothy I. Miller, Lindell W. Orr, Lynn B. Powell III, and R. Jay Taylor, met 10 times during 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1998, Messrs. Russ, Larson, Miller, Orr, Powell and Taylor served on the Executive Committee which, among other things, functions as the Company's compensation committee. None of these individuals is or has been an officer or employee of the Company or any of its subsidiaries. In reaching compensation decisions concerning executive officers other than Mr. Anthony, the President and CEO of the Company and the Bank during 1998, the committee took into account discussions with and recommendations by Mr. Anthony. There was no other involvement by the Company's executive personnel in the committee's deliberations and Mr. Anthony did not participate in the deliberations.

COMPENSATION OF DIRECTORS

     Directors of the Company also are directors of the Bank, and receive $600 per month for their services to the Company and the Bank regardless of the number of regular or special Board meetings they attend and an additional $100 for each committee meeting that they attend. The Chairman of the Board of the Company also is the Chairman of the Board for the Bank, and receives $1,500 per month for services rendered to the Company and the Bank. Effective in 1999, Directors fees were increased to $1000 per month and the fees paid to the Chairman were increased to $2000 per month.

     Directors are eligible to participate in the Company's Non-qualified Stock Option Plan of 1997 (the "1997 Option Plan"). In 1998, the Company granted to each of its non-employee directors options under the 1997 Option Plan to purchase 6,818 Common Shares (or 75,000 shares in the aggregate) at an exercise price equal to fair market value of the Common Shares on the date of the grant ($11.15 per share). All options granted to the directors are immediately exercisable.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                        THE ELECTION OF ALL 10 NOMINEES.
                    ---------------------------------------

                                  PROPOSAL II
                   APPROVAL OF THE 1999 EQUITY INCENTIVE PLAN

     On March 23, 1999, the Board of Directors adopted the 1999 Stock Plan subject to approval of the shareholders of the Company, and at the Annual Meeting, shareholders will be asked to consider and vote on the approval and adoption of the 1999 Stock Plan. The Board of Directors believes that the granting of stock options and other stock based awards will assist the Company in its efforts to attract and retain highly qualified persons to serve as directors, officers, and employees and to encourage them to exert their best efforts on behalf of the Company. Approximately 83% of the Common Shares authorized under the Company's existing stock option plans have been granted. The 1999 Stock Plan will increase the number of Common Shares available for the grant of future equity awards and will provide additional flexibilty in structuring the type of equity awards which can be made by the Company.

     The 1999 Stock Plan will provide for the grant of incentive and nonqualified stock options, stock appreciation rights ("SARs"), restricted stock, and unrestricted stock awards to employees of the Company and its subsidiaries. Non-management directors of the Company also are eligible to receive such grants, except that they may not be granted incentive stock options. The 1999 Plan is designed to motivate senior management, employees, and directors to continue their efforts to improve the success and growth of the Company and to encourage them to remain with the Company. Accordingly, the Board recommends that the shareholders vote FOR approval of the 1999 Stock Plan, and the proxies will be so voted unless a shareholder specifies otherwise. In order to approve and adopt the 1999 Stock Plan, the votes cast in favor of the 1999 Stock Plan must exceed the votes cast opposing the 1999 Stock Plan at a meeting where a quorum is present.

     The following summary description of the 1999 Stock Plan is qualified in its entirety by reference to the text of the 1999 Stock Plan which is set forth as Exhibit A to this Proxy Statement and is incorporated hereby by reference.

THE 1999 STOCK PLAN

     Purpose. The purpose of the 1999 Stock Plan is to strengthen the ability of the Company to attract and retain the services of experienced and knowledgeable directors, officers, and employees of the Company for the benefit of the Company and its shareholders and to provide performance incentives for the directors, officers, and employees to work for the best interests of the Company and its shareholders through continuing ownership of its Common Shares.

     Shares Available for Awards. Subject to adjustments upon certain changes in the Company's capitalization as set forth in Section 4.4 of the 1999 Stock Plan, an aggregate of up to 250,000 Common Shares may be issued under the 1999 Stock Plan. No more than 50,000 Common Shares may be issued under the 1999 Stock Plan to non-management directors of the Company as a group. The Common Shares to be issued upon exercise of awards under the plan may include authorized but unissued shares and shares previously reserved for issuance upon exercise of options which have expired or terminated. Shares subject to an award that ceases to be exercisable or which is forfeited for any reason are available for subsequent award grants.

     Administration of the Plan. The 1999 Stock Plan shall be administered initially by the Executive Committee which has the authority, subject to the provisions of the 1999 Stock Plan, to (a) select the employees and directors who will receive awards under the plan, (b) grant awards, (c) determine the type of award to be made (incentive stock option, nonqualified options, SARs, restricted stock, unrestricted stock awards, or a combination), (d) set the exercise or purchase price of the options or other awards, (e) determine the number of shares subject to each such award, and (f) to establish the other terms and conditions of such awards. For awards made to Directors, the entire Board of Directors must approve the grant.

     The Executive Committee also shall have the power to construe the 1999 Stock Plan, to determine all questions as to eligibility, and to adopt and amend such rules and regulations for the administration of the 1999 Stock Plan. The terms of each award to be granted under the 1999 Stock Plan shall be as determined from time to time by the Executive Committee and shall be set forth in an award agreement in a form approved by the Executive Committee or the Board of Directors.

     Eligibility. Employees and directors of the Company and its subsidiaries who are designated as participants by the executive Committee will be eligible to receive awards under the 1999 Stock Plan, but only employees will be entitled to receive Incentive Stock Options. The total number of employees and directors who could receive awards under the 1999 Stock Plan is presently determinable. Such determination shall be made by the Executive Committee after the 1999 Stock Plan becomes effective. The Board of Directors, however, expects to consider whether it should provide each director with the option to receive unrestricted stock awards as payment for director fees in lieu of the cash payments currently received.

     Types of Awards. The Executive Committee will have broad discretion under the 1999 Stock Plan to establish stock-based incentive awards designed to attract and retain key personnel and directors, and to motivate them to maximize shareholder value by more closely aligning their interests with those of the shareholders. The awards may be in the form of incentive stock options, nonqualified stock options, SARs, restricted stock, and unrestricted stock awards. The Executive Committee has the authority to select the employees and directors who will receive awards and to determine the amounts and types of awards, and the terms, conditions, and restrictions applicable to the awards.

     Neither the dollar value nor the benefits or total amounts that will be received by or allocated to the Named Executive Officers named in the Summary Compensation Table above, to all employees -- including all current officers who are not executive officers -- as a group, and to all non-management directors as a group are not presently determinable. It also is not possible to determine the dollar value, the benefits, or the amounts that would have been received by or allocated to the Named Executive Officers or the groups identified in the preceding sentence if the 1999 Stock Plan had been in effect in 1998.

     Exercise and Purchase Prices. Incentive stock options granted under the 1999 Stock Plan will be required to have an exercise price per share equal to at least the fair market value of the Common Shares on the date the option is granted. Nonqualified options may have an exercise price not less than 85% of the fair market value of the Common Shares on the date of grant, but in no event shall the price be less than the par value of the shares. If an incentive stock option is awarded to a person who at the time of the award owns more than 10% of the combined voting power of all classes of the Company's stock, the price per share of the option shall be equal to at least 110% of the fair market value of the Common Shares on the date the option is granted. Fair market value for purposes of the 1999 Stock Plan is the closing sales price of the Common Shares as reported by Nasdaq on the date of grant. The closing price of the Common Shares on April 1, 1999 was $9.00. The Executive Committee has the discretion to establish the purchase price relating to restricted stock or unrestricted stock awards, which purchase price may be zero.

     Payment of the Exercise Price. Payment of the exercise price ("Exercise Price") for vested incentive stock options and nonqualified stock options (together, the "Stock Options"), together with the amount of any tax or excise due in respect of the sale of the Common Shares subject to a Stock Option, must be made in full upon exercise of an option in whole or in part (i) in cash, (ii) by delivery of, or withholding from the Stock Option, Common Shares, (iii) any combination of cash and Common Shares as the Executive Committee may determine, or (iv) any other consideration permitted under applicable laws which is approved by the Executive Committee. As a condition to the exercise of Stock Options, the Company may require the option holder to pay the Company the amount of any taxes which the Company may be required to withhold. The Company will not issue a certificate for Common Shares until full payment for such shares has been made and until all legal requirements applicable to the issuance and transfer of such shares have been satisfied. An option holder has none of the rights of a shareholder until shares are issued to him or her.

     Award Term. Incentive stock options granted under the 1999 Stock Plan generally will vest over a three year period commencing on the first anniversary from the date of grant and terminates at the earliest of: (i) ten (10) years of after the date of grant, (ii) three months after termination of employment for reasons other than due to death, disability, or retirement, or (iii) such earlier or later date as determined by the Executive Committee in its discretion. Nonqualified options may be immediately exercisable at the sole discretion of the Executive Committee. Restricted stock awards generally will vest in equal installments over a three year period and shares not vested prior to termination of service will be forfeited to the Company. Until forfeited, holders of restricted stock are entitled to the same dividend and voting rights as holders of the Common Shares.

     Stock Appreciation Rights. The 1999 Plan will permit the Executive Committee to award SARs to participants. The execisability, vesting, duration, and other terms and conditions of SARs shall be determined by the Executive committee, but in no event may the term of a SAR exceed seven years. No SAR may be exercised until one year has elapsed, unless the death, disability or retirement of the participant occurs within such one year period. Generally, upon exercise of a SAR, a participant will receive an amount determined by multiplying: (a) the excess of the fair market value of a Common Share on the date preceding the exercise of the SAR over the per share exercise price of the Stock Option granted in connection with the SAR by (b) the number of Common Shares as to which the SAR is being exercised. The Executive Committee, however, may issue freestanding SARs subject to different measurements based on Common Share prices date of grant and the date of exercise of such SAR. The Executive Committee has the discretion to permit participants to determine whether a SAR is payable in Common Shares, cash, or a combination thereof.

     Transfer Restrictions. An option is exercisable only by the option holder during his or her lifetime, and no option or right or interest in an option is assignable or transferable by the holder except by will or the laws of descent and distribution. Similarly, restricted stock may not assigned or transferred by the holder of restricted stock until all restrictions have elapsed.

     Change in Common Shares. If the Company is a party to any merger or consolidation, purchase, or acquisition of property or stock, or any separation, reorganization or liquidation, the Executive Committee has the power to make arrangements for the substitution of new options for, or the assumption by another corporation of, any unexpired options. If the Executive Committee cause the Company to assume stock options of another party by substituting Stock Options under the 1999 Stock Plan for such options, or by merely assuming the obligations of such other party's Stock Options, the aggregate number of shares available for issuance under the 1999 Stock Plan shall be increased to reflect such assumption or substitution.

     If by reason of a recapitalization, reclassification, stock split, combination of shares, or dividend payable in Common Shares, the outstanding Common Shares are increased or decreased or changed into a different number or kind of shares or other securities of the Company, the Executive Committee will conclusively determine the appropriate adjustment in aggregate maximum number of Common Shares available for issuance under the 1999 Stock Plan, the aggregate maximum number of Common Shares and SARs which may be awarded to non-management directors under the 1999 Stock Plan, the Exercise Price of outstanding options, and the number and kind of shares as to which outstanding options will be exercisable.

     In the event of any of the foregoing transactions, the total number of Common Shares for which options may be granted will be appropriately adjusted by the Executive Committee.

     Change in Control. Upon the occurrence of a "change of control", as defined by the 1999 Stock Plan, all outstanding Stock Options shall become vested and exercisable, and all conditions or restrictions relating to an award issued under the 1999 Stock Plan shall be accelerated or released.

     Indemnity. Neither the Board of Directors nor the Executive Committee shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their responsibilities under the 1999 Plan. The Company has agreed to indemnify the Board of Directors and members of the Executive Committee, in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction, or determination to the fullest extent permitted by law.

     Amendment, Modification, or Termination of the 1999 Stock Plan. The Executive Committee may at any time amend, modify, suspend, or terminate the 1999 Stock Plan (as provided by Article X thereof). Except in connection with certain capital adjustments described under "Change in Common Shares" above (Section 4.4 of the 1999 Stock Plan), the Executive Committee may not amend the 1999 Stock Plan to increase the number of shares subject to the Plan without shareholder approval. No amendment, modification, suspension, or termination of the 1999 Stock Plan, except as described herein, may affect the rights of an option holder without his or her consent.

     Term of the 1999 Stock Plan. Unless sooner terminated under Article XV of the 1999 Stock Plan, it will terminate on the tenth anniversary from the date of its adoption by the Board of Directors, and no options may be granted under the 1999 Stock Plan after such date. Termination will not affect the validity of options granted prior to the date of termination.

FEDERAL TAX CONSEQUENCES

     The federal income tax consequences to a participant and the company will vary depending on the type of award granted under the 1999 Stock plan. Generally there are no federal income tax consequences to the recipient or the Company upon the grant or exercise of an "incentive stock options" qualifying under
Section 422A of the Internal Revenue Code (the "Code"). Incentive stock options may be granted only to employees of the Company and its subsidiaries. The market value of the shares covered by the incentive stock options (determined as of the date of grant) first exercisable under incentive stock options is limited to $100,000 per calendar year. If the participant holds the shares purchased through the exercise of an incentive stock option for more than one ear after the exercise date and two years after the option was granted (the "holding period"), any gain realized at the time of sale of such shares will constitute long-term capital gain to the participant. The Company will not receive an income tax deduction in the event the participant disposes of the shares after completion of the holding period. If, however, the participant sells the shares before the expiration of the holding period, the participant will recognize ordinary income on the date of sale equal to the difference between the exercise price and the fair market value of the Common Shares on the exercise date. The balance of the participant's gain, if any, will be subject to capital gains treatment. The company will receive an income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

     Under existing law and regulations, the grant of a nonqualified stock option and SARs, which may be granted to employees and non-management directors, will not result in taxable income to the participant or provide deductions to the Company. However, the exercise of nonqualified stock options or a SAR results in taxable income to the holder, and the Company generally is entitled to a corresponding deduction. A participant will be deemed to have received taxable income at ordinary income rates upon exercise of a nonqualified stock option in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. The amount of such taxable income will be a tax deductible expense to the Company. Upon the subsequent sale of such shares by the participant, any appreciation or depreciation in the value of the shares after the exercise date will be treated as a capital gain or a loss. Upon the exercise of a SAR, the participant will be taxed at ordinary income tax rates on the amount of cash and the fair market value of the shares received, and the Company generally will be entitled to a corresponding deduction.

     With respect to restricted stock which is subject to "substantial risk of forfeiture" within the meaning of Section 83 of the Code, a participant generally will not realize income on the date of grant and the Company will not be entitled to a deduction at that time. The participant will realize ordinary income in an amount equal to the fair market value of the awarded shares at the time the restrictions lapse on such shares, and the Company will be entitled to a corresponding income tax deduction. Any awards that are no subject to a substantial risk of forfeiture will be taxed at the time of grant. Dividends paid to participants prior to lapse of restrictions will be taxed as ordinary income to the participants and deductible as such by the Company. Likewise, participants of unrestricted stock awards will recognize ordinary income at the time of grant in an amount equal to the fair market value of the awarded shares at the time the restrictions lapse on such shares, and the Company will be entitled to a corresponding income tax deduction.

     An employee may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted stock at the time of grant. If the election is made, the basis of the shares so acquired will be equal to fair market value at the time of grant, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will a capital gain or loss.

     The foregoing discussion is not a complete description of the federal income tax consequences of an award under the 1999 Stock Plan and is qualified in its entirety by reference to the Code and the rules promulgated thereunder. This discussion is intended for the information of shareholders considering how to vote with respect to this Proposal II and not as tax guidance to participants in the 1999 Plan. Different tax rules may apply to specific participants and transactions under the 1999 Stock Plan.

SECTION 16 OF THE EXCHANGE ACT

     It is intended that the grant and exercise of the nonqualified stock option will be exempt under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). Section 16(b) generally provides, among other things, that an executive officer, director, or 10% or greater shareholder who purchases and sells the stock of a corporation of which he or she is such an executive officer, director or 10% or greater shareholder within a six (6) month period is liable to the corporation for the difference between the purchase price and the sales price. Rule 16b-3 under the Exchange Act provides that the acquisition of a stock option, or its subsequent exercise, by such person which grant has been approved by either the shareholders or the full board of directors of the corporation is not subject to Section 16(b).

REASON FOR SHAREHOLDER APPROVAL

     Shareholder approval of the 1999 Stock Plan is required by the NASD bylaws and the Code, and to satisfy the requirements of Rule 16b-3 described above. NASD bylaws require companies whose shares are quoted on the Nasdaq National Market to obtain shareholder approval of stock plans for directors, officers, and key employees. The Code requires shareholder approval of the 1999 Stock Plan to permit options granted to qualify as incentive stock options to the extent so designated and to permit the 1999 Stock Plan to meet the requirements of Section 162(m) of the Code applicable to performance-based compensation. Rule 16b-3 under the Exchange Act includes shareholder approval. If the requirements of Rule 16b-3 are satisfied, then neither the grant of an option under the 1999 Stock Plan nor the transfer of shares to pay the exercise price (subject to certain conditions) under the Plan will trigger the provisions of Section 16(b) of the Exchange Act regarding "short-swing" profits.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE 1999 STOCK
                                     PLAN.
                    ---------------------------------------

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the cash and non-cash compensation paid to or accrued for the past three fiscal years for the Company's Chief Executive Officer and the other four most highly-compensated executive officers whose total compensation exceeded $100,000 for fiscal year ended December 31, 1998 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                        COMPENSATION
                                                                         AWARDS(1)
                                                                        ------------
                                                 ANNUAL COMPENSATION     SECURITIES
                                       FISCAL    -------------------     UNDERLYING       ALL OTHER
NAME AND PRINCIPAL OCCUPATION           YEAR      SALARY     BONUS        OPTIONS      COMPENSATION(2)
-----------------------------          ------    --------   --------    ------------   ---------------
Gerald L. Anthony....................   1998     $182,655   $ 10,000       5,000           $1,639
  President and Chief                   1997      136,267     10,000       6,000              880
  Executive Officer                     1996      135,000          0           0              992

Philip W. Coon.......................   1998     $ 86,392   $ 85,941(3)    2,000           $1,639
  Senior Vice                           1997       84,133     53,156(4)        0              880
  President Wholesale                   1996       85,228     40,226(4)        0              851
  Residential Lending

Stuart M. Gregory....................   1998     $ 75,441   $112,448(6)    2,000           $1,639
  Executive Vice President              1997(5)    67,968     53,467(7)        0              301
  Retail Residential Lending

David R. Mady........................   1998     $ 70,572   $ 84,199(3)    2,000           $1,639
  Senior Vice President,                1997       66,506     53,156(4)        0              834
  Secondary Market Manager              1996       66,770     40,266(4)        0              588

John S. Nash.........................   1998     $ 89,217   $ 58,989       4,500           $1,639
  Executive Vice President,             1997       86,204     17,407       5,000              577
  Senior Commercial                     1996       78,140          0           0              537
  Lending Officer

---------------

(1) The Company does not maintain a long-term compensation program that includes long-term incentive payments. However, the Company's stock option plans provide participants with performance-based compensation the form of incentive options. See "-- Stock Option Plans" below.
(2) Represents Company contributions to its 401(k) Plan on behalf of each employee for the periods indicated.
(3) Includes (i) commissions of $77,568 paid to each of Messrs. Coon and Mady based on aggregate principal balance of wholesale residential mortgage loans originated by mortgage banking department and sold in the secondary mortgage market and (ii) bonuses of $8,373 and $6,632 paid to Messrs. Coon and Mady, respectively.
(4) Representing commission paid based on aggregate principal balance of wholesale residential mortgage loans originated by mortgage banking department and sold in the secondary mortgage market.
(5) Mr. Gregory was not an employee of the Company in 1996.
(6) Includes commissions of $55,274 and bonus of $57,174.
(7) Includes commissions of $12,536 and bonus of $40,931.

SHARE OPTIONS GRANTS

     As of December 31, 1998, the Company did not have any long term incentive plans nor had it awarded any restricted shares. The table set forth below contains information with respect to the award of stock options during 1998 to any of the Named Executive Officers covered by the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                         ------------------------------------------------------------------------
                              NUMBER OF             % OF TOTAL
                             SECURITIES          OPTIONS GRANTED
                             UNDERLYING          TO EMPLOYEES IN      EXERCISE PRICE   EXPIRATION      GRANT DATE
NAME                     OPTIONS GRANTED (1)   1998 FISCAL YEAR(2)    OR BASE PRICE       DATE      PRESENT VALUE(3)
----                     -------------------   --------------------   --------------   ----------   ----------------
Gerald L. Anthony......         5,000                  10.5%             $10.875        07/21/08        $19,300
Philip W. Coon.........         2,000                   4.2%             $10.875        07/21/08        $ 7,200
Stuart M. Gregory......         2,000                   4.2%             $10.875        07/21/08        $ 7,200
David R. Mady..........         2,000                   4.2%             $10.875        07/21/08        $ 7,200
John S. Nash...........         4,500                   9.5%             $10.875        07/21/08        $17,300

---------------

(1) These options were granted on July 21, 1998 under the Company's 1996 Incentive Stock Option Plan.
(2) During the fiscal year ended December 31, 1998, employees of the Company were granted an aggregate of 47,400 options under the Company's 1996 Incentive Stock Option Plan. These options vest on a cumulative basis for one-third of the shares covered thereby on the anniversary of grant. See
    "-- Stock Option Plans" below for a description of these plans.
(3) Hypothetical value using the Black-Scholes option pricing model based on the following assumptions: (i) an expected stock price volatility of 0.271, (ii) an expected dividend yield of zero, (iii) a risk free rate of return of 5.36%, (iv) an option term of 5 years, and (v) no discounts for non-transferability or risk of forfeiture. This is a theoretical value for the options developed solely for purpose of comparison disclosures as required by applicable SEC rules and regulations, and does not reflect the Company's views of the appropriate value or methodology for financial reporting purposes, or the future price of the Common Shares. The actual value of the options will depend on the market value of the Common Shares on the date the options are exercised.

AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     No stock options or SARs were exercised in 1998 by the Named Executive Officers covered by the Summary Compensation Table. The following table sets forth, for each of the Named Executive Officers covered by the Summary Compensation Table above who holds stock options, the number of the stock options held at December 31, 1998, and the realizable gain of the stock options that are "in-the-money." The in-the-money stock options and SARs are those with exercise prices that are below the year-end stock price because the stock value grew since the date of the grant.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTIONS VALUES

                                                                  NUMBER OF
                                                            SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                             AT FISCAL YEAR END           AT FISCAL YEAR END(1)
                                  SHARES                 ---------------------------   ---------------------------
                                ACQUIRED ON    VALUE     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
NAME                            EXERCISE(#)   REALIZED       (#)            (#)            ($)            ($)
----                            -----------   --------   -----------   -------------   -----------   -------------
Gerald L. Anthony.............       0           0          4,000          7,000         $1,000          $500
Philip W. Coon................       0           0              0          2,000              0             0
Stuart M. Gregory.............       0           0              0          2,000              0             0
David R. Mady.................       0           0              0          2,000              0             0
John S. Nash..................       0           0          3,333          6,167         $  833          $417

---------------

(1) Based upon the closing price of the Common Shares as quoted by the Nasdaq National Stock Market, Inc. ("Nasdaq-NMS") on December 31, 1998 of $8.625 per share.

EMPLOYMENT AGREEMENTS

     The Company, believing that the continued services and contributions of certain key executives is critical to the Company's prospects and in the best interest of its shareholders, has caused the Bank to enter into employment agreements with such executives under the terms and conditions set forth below.

     During 1998, Gerald L. Anthony was employed as the President and Chief Executive Officer of the Company and the Bank pursuant to the terms of an employment agreement entered into in 1995. The original term of the agreement was for a period of three years, at the end of which the agreement was automatically renewable on an annual basis. The agreement provided, among other things, for an initial annual base salary of $135,000, which salary was subject to annual increases and the payment of performance bonuses if the Bank achieved certain target goals with respect to projected yearly returns on assets. Under the agreement, Mr. Anthony was provided an automobile, and also was eligible to receive any other benefits provided to the Bank's executive employees.

     The agreement further provided that if Mr. Anthony's employment was terminated within 120 days after a "change of control" (as that term is defined therein) for other than "just cause" (as that term is defined therein), Mr. Anthony would be entitled to an amount equal to his then existing annual compensation, as well as his salary through the last day of the month of termination. In the event that Mr. Anthony was not terminated within 120 days after the "change of control", but Mr. Anthony or the Board of Directors opposed the "change of control" within 120 days after its occurrence, and Mr. Anthony terminated his employment within that time period, Mr. Anthony was entitled to receive an amount equal to his then existing annual salary. In connection with his resignation, the Company has agreed, among other things, to provide Mr. Anthony with a severance payment equal to ten months salary effective April 30, 1999.

     The Bank also has entered into an employment agreement with Mr. John S. Nash which commenced January 1, 1996. The agreement is for a three year term, with automatic annual renewals thereafter. The initial annual base salary for Mr. Nash is $78,000. This base salary is subject to merit-based increases, which is determined by the President and Chief Executive Officer, as well as increases based on the amount of any annual increase in the Consumer Price Index. Mr. Nash also may earn a performance bonus based upon achievement of quantified goals related to the Bank's profitability, and he is eligible to receive any other benefits provided to the Bank's executive employees. Mr. Nash's employment agreement with provides that he will be entitled to twelve months salary as severance pay should the employee be involuntarily terminated within 90 days prior to or after a "change of control" (as that term is defined therein).

     In connection with its acquisition of DesChamps, the Bank entered into an employment agreement with Mr. Stuart M. Gregory which commenced on January 22, 1997. Mr. Gregory's employment agreement has a three year term, with automatic renewals thereafter. The base salary under the agreement is $75,000 per year and it provided for an initial bonus of $25,000. In addition to base salary, Mr. Gregory's employment agreement provides for the payment of a quarterly bonus based on the aggregate principal balance of all residential loans for which Mr. Gregory and the loan officers under his supervision generate and close during the quarter. The employment agreement also provides for the payment of a commission as incentive compensation based on the achievement of quantifiable goals related to residential loan productivity.

     The Board of Directors of the Bank entered into employment agreements with Mr. Philip W. Coon and Mr. David Mady, effective June 30, 1995. Each contract is for a four year term, with automatic annual renewal thereafter. These agreements provide for a base salary which is subject to annual increases based upon annual increases, if any, in the Consumer Price Index. The base salaries are $79,233 and $59,850 for Messrs. Coon and Mady, respectively. In addition to the base salary, the contracts provide for a commission based on the aggregate principal balance of wholesale residential mortgage loans originated by the mortgage banking department and sold in the secondary market. The agreements further entitle the officers to earn incentive compensation based upon achievement of quantified goals related to the Bank's profitability. An addendum to these contracts provides that upon an acquisition of 50% or more of the Bank's Shares, each of Messrs. Coon and Mady will be entitled to a severance payment equal to their annual compensation paid in the fiscal year preceding such event. Further, the addendum provides the Bank with the option to convert the term of the employment agreements into rolling three year term.

401(K) PLAN

     The Board of Directors of the Bank approved a tax-deferred investment plan (the "401(k) Plan") effective January 1, 1994. All employees who work at least 250 hours per quarter and are at least 21 years of age may elect to participate in the 401(k) Plan once he or she has completed ninety days of service. Under the 401(k) Plan, a participating employee is given an opportunity to make an elective contribution under a salary deferral savings arrangement of up to a maximum of 15% of the participant's pre-tax compensation up to a maximum of $10,000 per year. Each such contribution is fully vested in the participant.

     In addition, the Bank may make a separate matching contribution in an amount based upon its annual profitability, which will be allocated proportionally among the participants and vested on a four year schedule. In 1998, Messrs. Anthony, Coon and Mady participated in the 401(k) Plan at 5.2%, 6.8%, 5.3%, 5.8%, and 5.3%, of their salaries respectively. For the year ended December 31, 1998, the Company made 401(k) matching contributions on behalf of its employees in the amount of approximately $48,000.

STOCK PLANS

     Employee Incentive Share Option Plan. American Bancshares, Inc. and American Bank of Bradenton Incentive Stock Option Plan of 1996 ("1996 ISO Plan") approved by the Company's shareholders in 1996 provides options ("ISO options") which may be granted by the Company's Board of Directors to key employees to purchase up to an aggregate of 150,000 Common Shares. Key employees eligible to participate in the 1996 ISO Plan include any person in the regular full-time employment of the Company or any subsidiary as an executive or non-executive officer thereof, who in the opinion of the Board of Directors, is or is expected to be primarily responsible for the management, growth, or protection of some part or all of the business of the Company.

     The 1996 ISO Plan is designed to qualify as an "incentive stock option plan" under Section 422 of the Code and it is administered by the Company's Board of Directors. The Board of the Directors has the power and authority to administer, construe, and interpret the 1996 ISO Plan and to make rules for carrying it out and to make changes in such rules.

     Except for options granted to 10% shareholders, the exercise price of the options must not be less than the fair market value of the Company's Common Shares on the date of grant, as determined by the Board of Directors in conformity with Treasury regulations. In order for options granted to shareholders possessing more than 10% of the combined voting power of all classes of the Company's stock (or persons to whom such ownership is attributed on the date of the grant) to constitute incentive stock options, the exercise price of such options must not be less than 110% of such fair market value and must be exercised within five years from the date of grant. Options must be granted within ten years from the date of adoption of the 1996 ISO Plan. Except for ISO options granted to 10% shareholders, each option granted under the 1996 ISO Plan must be exercised, if at all, within ten years from the date of grant, unless by their terms the options expire sooner. Options are cancelled three months following termination of employment, unless termination is due to death or permanent disability. The Board of Directors may impose additional or more restricted terms and conditions on any ISO option.

     Forty-Seven Thousand Four Hundred (47,400) options were granted under the 1996 ISO Plan during 1998 at an option price of $10.875 per share. Of this amount, 15,500 options were granted to the Named Executive Officers covered by the Summary Compensation Table and 25,500 options were issued to all the executive officers as a group (including the Named Executive Officers' options). As of December 31, 1998, an aggregate of 111,000 options have been granted under the 1996 ISO Plan. Approximately 34,100 of these options have been exercised.

     Non-Employee Director Share Option Plan. The 1997 Option Plan approved by the Company's shareholders in 1997 provides options which may be granted to directors of the Company or any subsidiary who are otherwise not employees of the Company or any subsidiary to purchase up to an aggregate of 75,000 Common Shares. The 1997 Option Plan is administered by the Board of Directors and, as such, the Board of Directors has the power and authority to construe, interpret, and make rules for carrying out its administration of the 1997 Option Plan, and to make changes to such rules.

     The exercise price of the options granted under the 1997 Option Plan shall not be less than the fair market value of the Common Shares on the date of the grant. Fair market value for purposes of the 1997 Option Plan is the closing sales price of the Common Shares as reported on Nasdaq-NMS on the date of grant. Each option granted under the 1997 Option Plan must be exercised, if at all, within the earlier of ten years from the date of grant or immediately after termination of the director for cause, unless by their terms the options expire sooner. The exercise price may be paid in cash, by delivery of Common Shares, or a combination thereof as the Board of Directors may determine. Options granted under the 1997 Option Plan are not transferable except by laws of descent and distribution. Unless sooner terminated, the 1997 Option Plan will expire on its tenth anniversary. The termination of the 1997 Option Plan, however, will not affect the validity of options granted prior to the date of its termination. During 1998, options to purchase up to 75,000 Common Shares were granted to the Company's directors. None of these options have been exercised.

                        REPORT ON EXECUTIVE COMPENSATION

GENERAL

     The Executive Committee, which also acts as the Company's compensation committee, is responsible for making recommendations to the Board of Directors with respect to the Company's executive compensation, which includes base salary, annual incentive compensation, and stock option grants. Executives also participate in benefit programs that are generally available to employees of the Company, including medical benefits and 401(k) savings and profit sharing plan. The Executive Committee also reviews compensation levels of management, evaluates executive performances, and considers management structure, and other related issues.

OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM

     The objectives of the compensation program are to attract and retain a high quality executive team and to encourage that team to achieve profitable growth and thereby increase shareholder value. To meet these objectives, the Company's compensation packages are intended to provide (i) an overall level of compensation that is competitive, and (ii) bonuses and stock-related compensation that reflect business results. The Executive Committee believes that a recognition of, and reward for, individual and collective contributions maximizes shareholder value by encouraging and fostering consistently improving financial performance.

     The compensation of senior management includes three components: first, a base salary that reflects the scope of the executive's responsibilities and is competitive within the geographic base of the Company; second, annual cash-based incentive bonuses closely tied to the Company's success in achieving certain financial performance goals established in advance by the Committee; and third, stock option grants which provide rewards for enhancing shareholder values.

BASE SALARIES

     The Executive Committee regularly reviews the base salary of its executives, including its Chief Executive Officer and the other Named Executive Officers, with a view to providing both a competitive compensation package and to providing appropriate incentives to seek long-term growth in shareholder values. Base salaries are targeted at market levels and are determined by evaluating the executive's levels of responsibility, prior experience, breadth of knowledge, internal equity issues, and external pay practices. In evaluating the compensation packages provided to its executives, the Executive Committee reviews compensation and financial data provided in annual surveys conducted by the Florida Bankers' Association to compare its compensation practices with those provided to executives performing similar jobs as the Company's executives. Base salaries offer security to executives and allows the Company to attract competent executive talent and maintain a stable management team.

     Increases to base salaries, when given, are driven primarily by individual performance, evaluated based on sustained levels of individual contribution to the Company. The Executive Committee considers the executive's efforts in promoting the Company objectives, continuing educational and management training, improving product quality, developing relationships with customers, vendors, and employees, and demonstrating leadership abilities and other goals.

ANNUAL INCENTIVE COMPENSATION

     On an annual basis, the Executive Committee has the discretion to propose and recommends to the Board of Directors the payment of bonuses to the Chief Executive Officer and other senior officers of the Company, including the other Named Executive Officers. These awards are to be based upon job responsibilities, attainment of corporate financial goals, contributions to the business and other goals of the Company, including overall performance. The payment of a bonus to such individuals is subject to the sole discretion of the Executive Committee and the Board of Directors of the Company. There is no specific formula, performance target, or other required performance measures that must be achieved in order to receive a bonus. On the other hand, achievement of certain financial results will not ensure the payment of bonuses either. Instead, bonuses are used as a tool for maintaining the competitiveness of the overall compensation paid to its Chief Executive Officer, Executive and Senior Vice Presidents in light of current market conditions, and the Company's overall performance. To the extent that the base salary or adjustments in base salary are sufficient for these purposes, bonuses may not be recommended despite a strong performance, and vice versa.

     The Board of Directors and the Executive Committee intend that the executive officers of the Company shall be entitled to participate in the bonus program designed to reward performance that is "above expectations" or "above budget." Levels of participation of employees are at the discretion of management.

     In addition to discretionary bonuses, certain management employees have employment contracts which provide for specific performance bonuses that compensates them on a fixed percentage basis for achieving certain loan production or profitability goals set forth in such contracts. Such employees also are eligible to receive the discretionary bonuses described above.

STOCK OPTIONS

     The key officers and employees of the Company, including the Named Executive Officers, are eligible to receive stock option awards under the Company's stock option plans. Stock option are granted at an option exercise price not less than to the fair market value of the Common Shares on the date of the grant. Accordingly, stock options have value only if the stock price appreciates in value from the date that the option are granted. The stock option plans focus executives and other participants on the creation of shareholder value over the long-term and encourages equity ownership in the Company. Individual grants in 1998 were based on corporate performance and on individual levels of responsibility, performance, and contributions to the Company. This determination was made based on the Executive Committee's assessment of the performance of each individual.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Company's Board of Directors relies on its Chief Executive Officer to provide effective leadership and to successfully execute the Company's business plan and strategies. Subject to the approval of the Board of Directors, the Executive Committee establishes the Chief Executive Officer's base salary, bonuses, and stock option grants in accordance with the Company's compensation philosophy. In deliberating on the compensation of the Chief Executive Officer, the Executive Committee adheres to the same basic methodology and approach applied to executive compensation generally. In making its determination of the appropriate base salary, the Executive Committee reviewed and analyzed surveys of compensation paid to chief executive officers of similarly sized institutions, and it evaluated the performance of Mr. Anthony. The Executive Committee also considers other factors (without specific weighting) such as the Company's growth in asset-size, increase in net income, and the assimilation of the recently acquired Murdock bank. Consideration also was given to the chief executive officer's personal job performance, the Company profitability, and expectations of his anticipated contributions to the Company's future. The Executive Committee has concluded that the chief executive officer's compensation is at or below the average compensation paid to chief executive officers at similarly sized financial institutions. Accordingly, in order to reflect Mr. Anthony's level of responsibility in the Company, his contributions to the Murdock Bank acquisition and the trust preferred offering undertaken during the past year, and the continued growth of the Bank, and to maintain the competitiveness of his overall compensation package, the Executive Committee awarded Mr. Anthony a bonus to reflect these contributions. In addition, the Executive Committee determined that, based on Mr. Anthony's past and continued performance, it was appropriate to award incentive stock options to Mr. Anthony. The grant of such stock options are viewed by the Executive Committee as both an award for prior business results and as an incentive to achieve future positive results which directly enhance shareholder value.

     The Executive Committee's compensation recommendations for the Chief Executive Officer were reviewed and approved by the full Board of Directors.

SUMMARY

     The Executive Committee believes that its executive compensation policies and programs effectively serve the interests of the Company and its shareholders. The compensation packages are appropriately balanced to provide security and competitive levels of compensation to its executives while simultaneously providing increased motivation to contribute to the Company's overall future success and long-term enhancement of shareholder value. We will continue to monitor the effectiveness of our total compensation policies and programs to insure that they continue to meet the needs of the Company.

                                          This report is respectfully submitted
                                          by:
                                          EXECUTIVE COMMITTEE

                                                        J. Gary Russ            Timothy I. Miller
                                                        Ronald L. Larson        Lynn B. Powell, III
                                                        Lindell W. Orr          R. Jay Taylor

                         STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a graph comparing the yearly percentage change in the cumulative total return of the Company's Common Shares, against the cumulative total return of the Nasdaq Stock Market (U.S. Companies) and the Nasdaq Bank Stocks Index since February 5, 1996, the date of the Company's initial public offering. This presentation assumes that $100 was invested on February 5, 1996 in the Common Shares and all other indices, and that all dividends were reinvested. The stock price performance set forth in the graph are based on historical data and is not necessarily indicative of future price performance.

                                February 5     Fiscal Year Ended December 31
|---------------------------|---------------|--------|------------|---------|
|                           |     1996      | 1996   |    1997    |    1998 |
|---------------------------|---------------|--------|------------|---------|
|                           |               |        |            |         |
|American Bancshares, Inc.  |     100       | 121    |    196     |    133  |
|---------------------------|---------------|--------|------------|---------|
|Nasdaq Stock Market        |     100       | 119    |    146     |    206  |
|---------------------------|---------------|--------|------------|---------|
|Nasdaq Bank Stock Index    |     100       | 131    |    219     |    218  |
|---------------------------|---------------|--------|------------|---------|

     Data in graph was compiled by the University of Chicago Graduate School of Business.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's outstanding Common Shares as of February 28, 1999, by: (i) each director and each nominee for director of the Company, (ii) each of the Named Executive Officer covered by the Summary Compensation Table, and (iii) all directors and executive officers of the Company as a group. No person is known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all of the Common Shares owned by them.

                                                              CURRENT BENEFICIAL OWNERSHIP
                                                              -----------------------------
                                                                 NUMBER           PERCENT
NAME OF BENEFICIAL OWNER                                      OF SHARES(1)      OF CLASS(2)
------------------------                                      ------------      -----------
DIRECTORS AND CERTAIN EXECUTIVE OFFICERS
J. Gary Russ................................................      208,679(3)(4)    4.14%
Gerald L. Anthony...........................................       20,479(5)          *
Philip W. Coon..............................................           --             *
Stuart M. Gregory...........................................          540             *
Ronald L. Larson............................................       55,442(4)(6)    1.10%
David R. Mady...............................................           --             *
Timothy I. Miller...........................................       48,047(4)(7)       *
Dan E. Molter...............................................       23,153(4)          *
Kirk D. Moudy...............................................       30,418(4)(8)       *
John S. Nash................................................        4,702(4)(9)       *
Lindell W. Orr..............................................        7,818(4)          *
Lynn B. Powell, III.........................................       22,818(4)          *
Walter L. Presha............................................       25,765(4)          *
R. Jay Taylor...............................................        6,818(4)          *
Edward D. Wyke..............................................       42,450(4)          *
All directors and executive officers as a group (16
  persons)..................................................      509,697(10)      9.98%

---------------

  * Less than 1%
(1) In accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of a security for purposes of the rule if he or she has or shares voting power or dispositive power with respect to such security or has the right to acquire such ownership within sixty days. As used herein, "voting power" is the power to vote or direct the voting of shares, and "dispositive power" is the power to dispose or direct the disposition of shares, irrespective of any economic interest therein.
(2) In calculating the percentage ownership for a given individual or group, the number of Common Shares outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days held by such individual or group, but are not deemed outstanding by any other person or group.
(3) Includes 57,479 Common Shares owned by Russ Citrus Groves, Ltd., a Florida limited partnership in which Mr. Russ is the general partner; and, by reason of his position, Mr. Russ may be deemed the beneficial owner of these shares.
(4) Includes 6,818 Common Shares which may be acquired pursuant to currently exercisable options held by such individual.
(5) Includes 4,500 Common Shares held by Mr. Anthony's spouse and 920 Common Shares held by his stepson, and includes 4,000 Common Shares which may be acquired pursuant to options exercisable within sixty days.
(6) Includes 26,624 Common Shares held by Mr. Larson's spouse as to which Mr. Larson disclaims beneficial ownership.
(7) Includes 2,205 Common Shares held by Mr. Miller's spouse as to which Mr. Miller disclaims beneficial ownership.
(8) Includes 23,600 Common Shares held by General Mortgage Corporation, of which Mr. Moudy is President and majority owner; and, by reason of his position and ownership, Mr. Moudy may be deemed the beneficial owner of these shares.
(9) Includes 150 Common Shares held in trust for Mr. Nash's daughter and 3,333 Common Shares which may be acquired pursuant to options exercisable within sixty days.
(10) Includes 77,513 Common Shares which may be acquired pursuant to options exercisable within sixty days.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act of 1934, as amended ("Exchange Act"), requires all executive officers, directors, and persons who are the beneficial owner of more than 10% of the Common Shares of the Company to file reports of ownership with the Securities and Exchange Commission (the "SEC") indicating their ownership of the Company's equity securities and to report any changes in that ownership. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to comply therewith during the fiscal year ended December 31, 1998. The Company believes that all of these filing requirements were satisfied by its executive officers, directors, and by the beneficial owners of more than 10% of the Common Shares. In making this statement, the Company has relied on copies of the reporting forms received by it or on the written representations from certain reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) were required to be filed under applicable rules of the SEC.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Bank has had, and expects to have in the future, various loans and other banking transactions in the ordinary course of business with the directors, executive officers, and principal shareholders of the Bank and the Company (or associate of such person). All such transactions: (i) have been and will be made in the ordinary course of business; (ii) have been and will be made on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with unrelated persons; and (iii) in the opinion of management do not and will not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 1998 and 1997, the total dollar amount of extensions of credit to directors and executive officers identified above, and their associates (excluding extensions of credit which were less than $60,000 to any one such person and their associates) were $9,708,000 and $6,459,000, respectively, which represented approximately 35.0% and 24.8%, respectively, of total shareholders' equity.

     Outside of normal customer relationships, none of the directors or officers of the Company, and no shareholder holding over 5% of the Company's Common Shares and no corporations or firms with which such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company or the Bank, other than such as arises by virtue of such position or ownership interest in the Company or the Bank.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers, LLP, was recommended by the Audit Committee and approved by the Board of Directors as the Company's auditors for the year ended December 31, 1998. PricewaterhouseCoopers, LLP is expected to have a representative present at the Annual Meeting who will be able to respond to appropriate questions from shareholders in attendance at the meeting.

                             SHAREHOLDER PROPOSALS

     Eligible shareholders who wish to present proposals for action at the 2000 Annual Meeting of Shareholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than December 9, 1999 for inclusion in next year's proxy statement and proxy card. A shareholder is eligible to present proposals if, at the time he or she submits the proposals, the shareholder owns at least 1% or $1,000 in market value of Common Shares and has held such shares for at least one year, and the shareholder continues to own such shares through the date of the 2000 Annual Meeting.

                               SOLICITATION COSTS

     The Company will bear the costs of preparing, assembling, and mailing the Proxy Statement, the form of proxy, and the 1998 Annual Report in connection with the Annual Meeting. In addition to solicitation by use of mail, employees of the Company may solicit proxies personally or by telephone, by facsimile copy, or telegraph, but will not receive additional compensation therefor. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries to forward the solicitation materials to beneficial owners and to obtain authorizations for the execution of proxies. The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding proxy materials for the Annual Meeting to beneficial owners.

                                 ANNUAL REPORT

     The Company's 1998 Annual Report for the fiscal year ended December 31, 1998, which includes financial statements, was mailed to shareholders together with the Notice of 1999 Annual Meeting of Shareholders and this Proxy Statement.

                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Annual Meeting other than the proposals specifically set forth in the Notice of Annual Meeting and referred to herein. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting in accordance with their best judgment on such matters after consultation with the Board of Directors.

                                          By Order of the Board of Directors

                                          /s/ Brian M. Watterson

                                          BRIAN M. WATTERSON
                                          Secretary

Bradenton, Florida
April 12, 1999

                                                                       EXHIBIT A

                           AMERICAN BANCSHARES, INC.

                  1999 STOCK OPTION AND EQUITY INCENTIVE PLAN

                                   ARTICLE I

                                    THE PLAN

     1.1 ESTABLISHMENT OF THE PLAN. American Bancshares, Inc., a Florida corporation (the "Company"), hereby establishes the "American Bancshares, Inc. 1999 Stock Option and Equity Incentive Plan" (hereinafter referred to as the "Plan"). The Plan permits the grant of incentives in the form of Nonqualified Stock Options, Incentive Stock Options, Reload Options, Stock Appreciation Rights, Restricted Stock, or Unrestricted Stock Awards, and any combination thereof. Unless otherwise defined, all capitalized terms have the meaning ascribed to them in Article II.

     1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by offering officers, employees, and directors incentives that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to strengthen the Company's ability to recruit, attract, and retain, highly qualified managers, consultants, and staff, and qualified and knowledgeable independent directors capable of furthering the future success of the Company by encouraging the ownership of Shares by such employees and directors and to strengthen the mutuality of interest between employees and directors, on one hand, and the Company's shareholders, on the other hand. The equity investments granted under the Plan are expected to provide employees with an incentive for productivity and to provide both employees and directors with an opportunity to share in the growth and value of the Company.

                                   ARTICLE II

                                  DEFINITIONS

     As used in this Plan, unless the context otherwise requires, the following capitalized terms are defined as follows:

     2.1 "Award" shall mean any award under this Plan of any Stock Option, Reload Options, SARs, Restricted Stock, or Unrestricted Stock Awards. Each separate grant of a Stock Option, Reload Option, an SAR, Restricted Stock, or an Unrestricted Stock Award to an Employee or a Director, and each group of Stock Options, Reload Options, SARs, Restricted Stock, or an Unrestricted Stock Award which mature on a separate date is treated as a separate Award.

     2.2 "Award Agreement" means the written agreement between the Company and a Participant implementing the grant of, and evidencing and reflecting the terms of, an Award.

     2.3 "Board" or "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

     2.4 "Cause" means a determination by the Board of Directors that a Participant has: (a) engaged in any type of disloyalty to the Company, including without limitation fraud, embezzlement, theft, or dishonesty in the course of his or her employment or service, or has otherwise breached a duty owed to the Company, (b) been convicted of a misdemeanor involving moral turpitude or a felony, (c) pled nolo contendere to a felony, (d) disclosed trade secrets or confidential information of the Company to unauthorized parties, except as may be required by law, or (e) materially breach any material agreement with the Company, unless such agreement was materially breached first by the Company.

     2.5      "Change of Control" shall have the meaning set forth in Section
9.2 of this Plan.

     2.6 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. Reference to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule, or regulation.

     2.7 "Committee" means the committee appointed by the Board in accordance with Section 3.1 of the Plan, if one is appointed, to administer this Plan. If no such committee has been appointed, the term Committee shall refer to the Board of Directors.

     2.8 "Common Shares" or "Shares" means the common shares, $1.175 par value per share, of the Company.

     2.9 "Company" shall mean American Bancshares, Inc., or any successor thereto as provided in Section 13.8 hereto.

     2.10 "Date of Exercise" means the date on which the Company receives notice of the exercise of a Stock Option in accordance with the terms of Section
6.8 of this Plan or of an SAR in accordance with the terms of Article VII of this Plan.

     2.11 "Date of Grant" or "Award Date" shall be the date on which an Award is made by the Committee under this Plan. Such date shall be the date designated in a resolution adopted by the Committee pursuant to which the Award is made; provided, however, that such date shall not be earlier than the date of such resolution and action thereon by the Committee. In the absence of a date of grant or award being specifically set forth in the Committee's resolution, or a fixed method of computing such date, then the Date of Grant shall be the date of the Committee's resolution and action.

     2.12 "Director" means any person who is a member of the Board of Directors.

     2.13 "Employee" means any person who is an officer or full-time employee of the Company or any of its Subsidiaries and who receives from it regular compensation (other than pension, retirement allowance, retainer, or fee under contract). An Employee does not include independent contractors or temporary employees.

     2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     2.15 "Exercise Period" means the period during which a Stock Option or a SAR may be exercised.

     2.16 "Exercise Price" means the price for Shares at which a Stock Option may be exercised.

     2.17 "Fair Market Value" of a Common Share on a particular date shall be the closing price for a Common Share as quoted on the National Association of Securities Dealers Automated Quotation System National Market ("Nasdaq-NMS"), or any national securities exchange on which the Common Shares are listed (as reported by the Wall Street Journal or, if not reported thereby, any other authoritative source selected by the Committee), or if there is no trading on that date, on the next preceding date on which there were reported share prices. If the Common Shares are quoted on any other inter-dealer quotation system (but not quoted by Nasdaq-NMS or any national securities exchange), then the Fair Market Value per Common Share on a particular date shall be the mean of the bid and asked prices for a Common Share as reported in the Wall Street Journal or, if not reported thereby, any other authoritative source selected by the Committee. If the Common Shares are not quoted by the Nasdaq-NMS or any other inter-dealer quotation system, and are not listed on any national securities exchange, then the "Fair Market Value" of a Common Share shall be determined by the Committee pursuant to any reasonable method adopted by it in good faith for such purpose. In the case of an Incentive Stock Option, if the foregoing method of determining the fair market value is inconsistent with Section 422 of the Code, "Fair Market Value" shall be determined by the Committee in a manner consistent with the Code and shall mean the value as so determined.

     2.18 "Incentive Stock Option" or "ISO" means any Stock Option awarded under this Plan intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

     2.19 "Non-Employee Director" shall have the meaning as set forth in, and interpreted under, Rule 16b-3(b)(3) promulgated by the SEC under the Exchange Act, or any successor definition adopted by the SEC.

     2.20 "Nonqualified Stock Option" means any Stock Option awarded under this Plan which is not an Incentive Stock Option.

     2.21 "Participant" means each Employee or Director to whom an Award has been granted under this Plan.

     2.22 "Payment Shares" shall have the meaning set forth in Section 6.8(c) of this Plan.

     2.23 "Person" shall mean an individual, partnership, corporation, limited liability company or partnership, trust, joint venture, unincorporated association, or other entity or association.

     2.24 "Plan" means this American Bancshares, Inc. 1999 Stock Option and Equity Incentive Plan as defined in Section 1.1 hereof.

     2.25 "Related Option" means an Incentive Stock Option or a Nonqualified Stock Option granted in conjunction with the grant of a Stock Appreciation Right.

     2.26 "Reload Option" shall have the meaning set forth in Section 6.12 of this Plan.

     2.27 "Restricted Period" shall have the meaning set forth in Section 8.3(b) of the Plan.

     2.28 "Restricted Stock" shall mean the Award of Common Shares to a Participant pursuant to Article VIII of this Plan.

     2.29     "SEC" means the Securities and Exchange Commission.

     2.30 "Securities Act" means the Securities Act of 1933, as amended from time to time.

     2.31 "Stock Appreciation Right" or "SAR" means an Award designated as a Stock Appreciation Right, granted to a Participant pursuant to Article VII of this Plan.

     2.32 "Stock Option" means any Incentive Stock Option or Nonqualified Stock Option to purchase Common Shares that is awarded under this Plan, or a Reload Option.

     2.33 "Subsidiary" or "Subsidiaries" means any corporation or corporations other than the Company organized under the laws of the United States or any other jurisdiction that the Board of Directors designates, in an unbroken chain of corporations beginning with the Company if each corporation other than the last corporation in the unbroken chain owns more than 50% of the total combined voting power of all classes of stock in one of the other corporation in such chain.

     2.34     "Unrestricted Stock Award" means an Award of Shares pursuant to
Section 8.9 of this Plan.

                                  ARTICLE III

                           ADMINISTRATION OF THE PLAN

     3.1 THE COMMITTEE. This Plan shall be administered by the Committee, subject to such terms and conditions as the Board may prescribe from time to time. Pursuant to applicable provisions of the Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, the Committee, which shall be appointed by the Board, shall consist of no fewer than two (2) members of the Board. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members, fill vacancies however caused, and remove all members and thereafter directly administer the Plan. During such times as the Company's Common Shares are registered under the Exchange Act, all members of the Committee shall be Non-Employee Directors and "outside directors" as defined under Section 162(m)(4)(C)(i) of the Code.

     3.2 DUTIES AND POWERS OF THE COMMITTEE. Subject to the express provisions of this Plan, the Committee shall have all the power and authority to, and shall be authorized to take any and all actions required, necessary, or desirable to administer the Plan. In addition to any other powers, subject to the provisions of the Plan, the Committee shall have the following powers:

          (a) to select the Employees and Directors to whom Awards may from time to time be granted pursuant to this Plan;

          (b) to determine all questions as to eligibility;

          (c) to determine the number of Common Shares to be covered by each Award granted under this Plan;

          (d) subject to the limitations set forth in Section 4.1 of this Plan, to determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, SARs, Reload Options, Restricted Stock, and Unrestricted Stock Awards, or any combination thereof, are to be granted or awarded hereunder;

          (e) to determine the terms and conditions (to the extent not inconsistent with this Plan) of any Award granted hereunder, all provisions of each Award Agreement, which provisions need not be identical (including, but not limited to, the Exercise Price, the Exercise Period, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award and the Common Shares relating thereto, based on such factors as the Committee shall determine, in its sole discretion);

          (f) to determine whether, and to what extent, and under what circumstances grants of Stock Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other cash awards made by the Company outside of this Plan;

          (g) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Shares (other than Restricted Stock), or any combination thereof under Section 6.8 of this Plan;

          (h) to determine whether, and to what extent, and under what circumstances Common Shares under this Plan shall be deferred either automatically or at the election of the Participant;

          (i) to prescribe, amend, waive, or rescind rules or regulations relating to the Plan's administration;

          (j) to accelerate the vesting or Exercise Date of any Award, or to waive compliance by a holder of an Award of any obligation to be performed by such holder or the terms and conditions of an Award;

          (k) to construe and interpret the provisions of the Plan or any Award Agreement;

          (l) to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant;

          (m) require, whether or not provided for in the pertinent Award Agreement, of any person exercising a Stock Option, or otherwise receiving an Award, at the time of such exercise or receipt, the making of any representations or agreements that the Board of Directors or Committee may deem necessary or advisable in order to comply with the securities laws of the United States or of any applicable jurisdiction;

          (n) to delegate to an appropriate officer of the Corporation the authority to select Employees for Awards and to recommend to the Committee the components of the Award to each, including vesting requirements, subject in each case to final approval by the Committee of the selection of the Employee and the Award;

          (o) to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Awards or agreements relating to the Awards or the exercise thereof; and

          (p) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

     3.3 AWARDS TO MEMBERS OF THE COMMITTEE. Each Award granted to a Director or members of the Committee shall be approved by the entire Board of Directors and shall be evidenced by minutes of a meeting or the written consent of the Board of Directors and an Award Agreement.

     3.4 REQUIREMENTS RELATING TO SECTION 162(M) OF THE CODE. Any provision of this Plan notwithstanding: (a) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code unless the Committee determines otherwise; (b) the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as Awards that do not qualify; and (c) any provision of the Plan that would prevent the Committee from exercising the authority referred to in Section 3.4(b) of this Plan or that would prevent an Award that the Committee intends to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out the Committee's intention and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

     3.5 DECISIONS FINAL AND BINDING. All decisions, determinations, and actions taken by the Committee, and the interpretation and construction of any provision of the Plan or any Award Agreement by the Committee shall be final, conclusive, and binding, unless otherwise determined by the Board.

     3.6 LIMITATION ON LIABILITY. Notwithstanding anything herein to the contrary, except as otherwise provided under applicable Florida law, no member of the Board of Directors or of the Committee shall be liable for any good faith determination, act, or failure to act in connection with the Plan or any Award hereunder.

                                   ARTICLE IV

                           SHARES SUBJECT TO THE PLAN

     4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of Shares that may be issued under this Plan shall not exceed 250,000 Shares, which Shares may be either authorized but unissued Shares or Shares issued and thereafter reacquired by the Company. Subject to Section 4.4, the maximum aggregate number of Shares or SARs which may be awarded and issued under the Plan to the Non-Employee Directors as a group is 50,000 Common Shares. Stock Options awarded under the Plan may be either Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee. Except as provided in Sections 4.2 and 4.3 of this Plan, Shares issued upon the exercise of an Award granted pursuant to the Plan shall not again be available for the grant of an Award hereunder.

     4.2 LAPSED AWARDS OR FORFEITED SHARES. If any Award granted under this Plan shall terminate, expire, lapse, or be cancelled for any reason without having been exercised in full, or if Shares or Restricted Stock are forfeited, any unissued or forfeited Shares which had been subject to the Award Agreement relating thereto shall again become available for the grant of an Award under this Plan; provided, that in the case of forfeited Shares, the grantee has received no dividends or other distributions prior to forfeiture with respect to the Shares.

     4.3 DELIVERY OF SHARES AS PAYMENT. In the event a Participant pays the Exercise Price for Shares pursuant to the exercise of an Stock Option with previously acquired Shares, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of new Shares issued upon the exercise of the Stock Option. Notwithstanding anything to the contrary herein, no fractional Shares will be delivered under the Plan.

     4.4      CAPITAL ADJUSTMENTS.

     (a) If by reason of a merger, consolidation, reorganization, recapitalization, combination of Shares, stock split, reverse stock split, stock dividend, separation (including a spin-off or split-off), or other such similar event, the number of outstanding Shares of the Company are increased, decreased, changed into, or been exchanged for a different number or kind of shares, or if additional shares or new and different shares are issued in respect of such Shares, the Committee in its sole discretion may adjust proportionately (i) the aggregate maximum number of Shares available for issuance under the Plan, (ii) the aggregate maximum number of Shares and SARs for which Awards can be granted to Non-Employee Directors under the Plan, (iii) the number and class of Shares covered by outstanding Awards denominated in Shares or units of Shares (including, but not limited to Awards of Restricted Stock), (iv) the Exercise Price and grant prices related to outstanding Awards, and (v) the appropriate Fair Market Value and other price determinations for such Awards.

     (b) In the event of any other change in corporate structure affecting the Common Shares or any distribution (other than normal cash dividends) to holders of Common Shares, such adjustments in the number and kind of shares and the exercise, grant, or conversion prices of the affected Awards as may be deemed equitable by the Committee shall be made to give proper effect to such event.

     (c) In the event of a corporate merger, consolidation, or acquisition of property or stock, separation (including spin-offs and split-offs), reorganization or liquidation, the Committee shall be authorized to cause the Company to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new Stock Options for previously issued stock options or an assumption of previously issued stock options. In such event, the aggregate maximum number of Shares available for issuance under Section 4.1 of the Plan will be increased to reflect such substitution or assumption.

     (d) If any adjustment made pursuant to this Article IV would result in the possible issuance of fractional Shares under any then-outstanding Award, the Committee may adjust the outstanding Awards so as to eliminate fractional Shares.

     (e) Any adjustment to be made with respect to Incentive Stock Options shall comply with Sections 422 and 424 of the Code.

                                   ARTICLE V

                                  ELIGIBILITY

     Awards may be made to any Employee or Director except that (a) only Employees (including Directors who are also Employees) may receive an Incentive Stock Options; and (b) the grant of Awards to Directors must comply with Section
3.3. A Participant who has been granted an Award may be granted additional Awards; provided, however, that grants of Awards to Non-Employee Directors are subject to the limitations in Section 4.1.

                                   ARTICLE VI

                                 STOCK OPTIONS

     6.1 STOCK OPTIONS. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be either an Incentive Stock Option or a Nonqualified Stock Option.

     6.2      GRANT OF STOCK OPTIONS.

     (a) Subject to the terms and provisions of this Plan, the Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both kinds of Stock Options. Subject to
Section 4.1 and Article V, the Committee has complete and sole discretion in determining the number of Shares subject to Stock Options granted to a Participant; provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which a Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified under Section 422 of the Code and the rules and regulations promulgated thereunder. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time and manner of its exercise or otherwise), such Stock Options or portion thereof which does not qualify shall constitute a Nonqualified Stock Option. Stock Options granted at different times need not contain similar provisions.

     (b) Non-Employee Directors may only be granted Stock Options under this
Article VI which are Nonqualified Stock Options.

     6.3 INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under this Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consents of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

     6.4 AWARD AGREEMENT. Each Stock Option granted under this Plan shall be evidenced by an Award Agreement between the Company and the Participant in accordance with Section 6.2 that specifies the Exercise Price, the Exercise Period, the number of Shares to which the Stock Option pertains, method of exercise and the form of consideration payable therefor, any vesting requirements, any conditions imposed upon the exercise of the Stock Options in the event of retirement, death, disability, or other termination of service, and such other provisions and conditions, not inconsistent with this Plan, as the Committee may determine. Each Award Agreement relating to a grant of Stock Options shall clearly specify whether the Stock Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

     6.5 EXERCISE PRICE. The Exercise Price per Share purchasable under any Stock Option granted under this Plan shall be determined by the Committee at the Date of Grant, subject to the following limitations:

          (a) In the case of a Stock Option intended to be an Incentive Stock Option, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Shares on the Date of Grant or, in the case of any optionee who, at the time such Incentive Stock Option is granted, owns Common Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent corporation or Subsidiaries, not less than 110% of the of the Fair Market Value of the Common Shares on the Date of Grant.

          (b) In the case of a Stock Option intended to be a Nonqualified Stock Option, the Exercise Price shall not be less than 85% of the Fair Market Value of the Common Shares on the Date of Grant.

          (c) In no event shall the Exercise Price of any Stock Option be less than the par value of the Common Shares.

     6.6 EXERCISE PERIOD. The Exercise Period of each Stock Option granted shall be fixed by the Committee and shall be specified in the Award Agreement; provided, however, that no Incentive Stock Option shall be exercisable later than ten years after the Award Date, and no Incentive Stock Option which is granted to any optionee who, at the time such Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent corporation or Subsidiaries, shall be exercisable after the expiration of five years from the Award Date.

     6.7 EXERCISE OF STOCK OPTIONS. Stock Options granted under the Plan shall be exercisable at such time or times and be subject to such terms and conditions as shall be set forth in the Award Agreement (as may determined by the Committee at the time of such grant), which need not be the same for all Participants. Such terms and conditions may include performance criteria with respect to the Company or the Participant, and as shall be permissible under the other terms of the Plan. No Stock Option, however, shall be exercisable until the expiration of the vesting period set forth in the Award Agreement, except such limitation shall not apply (i) in the case of death, disability, or retirement of a Participant covered by Sections 6.10(a), (b), or (c) hereof,
(ii) a termination of service covered by the last sentence of Section 6.10(e) hereof, or (iii) as set forth in Article IX of this Plan. To the extent that no vesting conditions are stated in the Award Agreement, the Stock Options represented thereby shall be fully vested at the Date of Grant.

     6.8      METHOD OF EXERCISE.

     (a) Subject to the provisions of the Award Agreement, Stock Options may be exercised in whole at any time, or in part from time to time with respect to whole Shares only, during the Exercise Period by the delivery to the Company of a written notice of intent to exercise the Stock Option, in such form as the Committee may prescribe, setting forth the number of Shares with respect to which the Stock Option is to be exercised. The Exercise Price, which shall accompany the written notice of exercise, shall be payable to the Company in full (along with the taxes described in the last sentence of this Section 6.8) by the Participant who, if so provided in the Award Agreement, may: (i) deliver cash or a check (acceptable to the Committee in accordance with guidelines established for this purpose) in satisfaction of all or any part of the Exercise Price; (ii) deliver, or cause to be withheld from the Stock Option, Shares (except for Restricted Shares) valued at Fair Market Value on the Date of Exercise in satisfaction of all or any part of the Exercise Price, or (iii) any combination of cash and Shares, or (v) any other consideration and method of payment permitted under any laws to which the Company is subject, in each such case as the Committee may determine. In addition to and at the time of payment of the Exercise Price, the Participant shall pay to the Company in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Participant resulting from such exercise.

     (b) If the Exercise Price is to be paid by the surrender of previously acquired and owned Common Shares, the Participant will make representations and warranties satisfactory to the Company regarding his title to the Common Shares used to effect the purchase (the "Payment Shares"), including without limitation, representations and warranties that the Participant has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. If such Payment Shares were acquired upon previous exercise of Incentive Stock Options granted within two years prior to the exercise of the Stock Option or acquired by the Participant within one year prior to the exercise of the Stock Option, such Participant shall be required, as a condition to using the Payment Shares in payment of the Exercise Price of the Stock Option, to acknowledge the tax consequences of doing so, in that such previously exercised Incentive Stock Options may have, by such action, lost their status as Incentive Stock Options, and the Participant may recognize ordinary income for tax purposes as a result. In no event can Restricted Stock be used as Payment Shares.

     6.9 TRANSFER RESTRICTIONS. Neither the Stock Options granted under the Plan nor any rights or interest in such Stock Options may be sold, pledged, hypothecated, assigned, or otherwise disposed of or transferred by such Participant, other than by will or by the laws of descent and distribution. Except as permitted by the Committee, during the lifetime of Participant to whom a Stock Option is granted, the Stock Options shall be exercisable only by him or her or, in the event of the Participant's permanent and total disability as determined by the Committee in accordance with applicable Company policies, by his or her legal representative.

     6.10     TERMINATION OF STOCK OPTIONS.

     (A) TERMINATION BY DEATH. If a Participant's employment by the Company or its Subsidiaries, or his or her service as a Non-Employee Director terminates by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and, subject to the limitations of Section 6.11 with respect to Incentive Stock Options, may thereafter be exercised by the legal representative of the estate or by a person who acquires the right to exercise such Stock Options by bequest or inheritance, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the end of the Expiration Period of such Stock Option, whichever period is shorter.

     (B) TERMINATION BY DISABILITY. If a Participant's employment by the Company or its Subsidiaries, or his or her service as a Non-Employee Director terminates by reason of permanent and total disability, as determined by the Committee in accordance with applicable Company personnel policies, any Stock Options held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and, subject to the limitations of Section 6.11 with respect to Incentive Stock Options, may thereafter be exercised by the Participant or his or her legal representative for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the end of the Expiration Period of such Stock Option, whichever period is shorter; provided, however, that, if the Participant dies within such one year period (or such other period as the Committee may specify at grant), any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the end of the Expiration Period of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of permanent and total disability, as determined by the Committee in accordance with applicable Company personnel policies, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code (currently one year from such termination), such Stock Option will thereafter be treated as a Nonqualified Stock Option.

     (C) TERMINATION BY RETIREMENT. If an Employee Participant's employment by the Company or its Subsidiaries, or his or her service as a Non-Employee Director terminates by reason of normal or late retirement under any retirement plan of the Company or its Subsidiaries or, with the consent of Committee, any Stock Options held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and, subject to the limitations of
Section 6.11 with respect to Incentive Stock Options, may thereafter be exercised by the Participant or his or her legal representative for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the end of the Expiration Period of such Stock Option, whichever period is shorter; provided, however, that, if the Participant dies within such one year period (or such other period as the Committee may specify at grant), any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or until the end of the Expiration Period of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of retirement pursuant to any retirement plan of the Company or its Subsidiaries or with the consent of the Committee, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code (currently three months from such termination), such Stock Option will thereafter be treated as a Nonqualified Stock Option.

     (D) OTHER TERMINATION OF EMPLOYEE. Unless otherwise determined by the Committee at or after grant and except as provided in Section 9.1 hereof, if an Employee Participant's employment by the Company terminates for any reason other than death, disability, or retirement covered by Sections 6.10(a), (b), or (c) of this Plan: (i) any Stock Options that were not exercisable at the date of such termination (which date shall be determined by the Committee in its sole discretion) will expire automatically, and (ii) any exercisable Stock Options will remain exercisable only for the lesser of three months or the balance of such Stock Option's Exercise Period; provided, however, that the Participant was not involuntarily terminated by the Company for Cause. Notwithstanding any other provision of this Plan except for Section 9.1 hereof, upon termination of a Participant's employment within the Company or any of its Subsidiaries for Cause, all of the Participant's unexercised Stock Options will terminate immediately upon the date of such termination (which date shall be determined by the Committee in its sole discretion) and the Participant shall forfeit all Shares for which the Company has not yet delivered share certificates to the Participant. In such event, the Company shall refund to the Participant the Exercise Price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). The Company may withhold delivery of share certificates pending resolution of any inquiry that could lead to a finding that a termination of a participant's employment was for Cause.

     (E) RESIGNATION OF DIRECTOR. Except as covered by Sections 6.10(a), (b), or (c) of this Plan, if a Participant serving as a Non-Employee Director terminates his or her service by resigning from the Board of Directors of the Company or by failing to run for election to an additional term as a Director after being offered nomination for such additional term by a nominating or similar committee of the Board of Directors

(or in lieu of such Committee, by the entire Board of Directors), (i) any Stock Options that were not exercisable at the date of such termination will expire automatically, and (ii) any exercisable Stock Options held by such Participant may thereafter be exercised by the Participant for a period of three months from the date of such resignation or, in the case of a failure to run for an additional term, the date of the shareholder meeting at which such election of Directors takes place, or until the end of the Exercise Period of such Stock Option, whichever period is shorter (or such other period as the Committee may specify at grant). If a Participant serving as Non-Employee Director does not resign and is not offered nomination for an additional term, all Stock Options shall immediately vest on the date of the shareholder meeting at which such election of Directors takes place and the Participant thereafter is no longer a Director, and such Stock Options shall be exercisable until the end of the Exercise Period for such Stock Options.

     6.11     INCENTIVE STOCK OPTION LIMITATIONS.

     (a) To the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) exceeds $100,000, such Stock Options shall be treated as Stock Options which are not Incentive Stock Options.

     (b) To the extent (if any) permitted under Section 422 of the Code, or the applicable rules and regulations promulgated thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or any Subsidiary is terminated by reason of death, disability, or retirement covered by Section 6.10(a), (b), or (c) of this Plan, and (ii) the portion of the Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 6.10(a), (b), or (c), applied without regard to the $100,000 limitation currently contained in Section 422(d) of the Code, is greater than the portion of the Stock Option that is immediately exercisable as an "incentive stock option" during such post-termination period under Section 422 of the Code, such excess shall be treated as a Nonqualified Stock Option.

     (c) In the event that the application of any of the provisions of Section 6.11(a) or (b) of this Plan not be necessary in order for Stock Options to qualify as Incentive Stock Options, or should additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

     6.12     RELOAD OPTIONS.

     (a) Without any way limiting the authority of the Committee to make grants hereunder, and in order to induce Employees and Directors to retain ownership of the Common Shares, concurrently with the award of Stock Options the Committee shall have the authority (but not the obligation) to include in any Award Agreement a provision entitling the optionee to a further reload option (a "Reload Option") in the event the optionee exercises the Stock Option evidenced by such Award Agreement, in whole or in part, by surrendering other Common Shares in accordance with the Plan and the Award Agreement as payment for the Exercise Price. The number of Reload Options shall equal: (i) the number of Common Shares surrendered in payment of the Exercise Price of the underlying Stock Option, and (ii) to the extent authorized by the Committee, the number of Common Shares used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options. The grant of the Reload Option will become effective upon the exercise of the underlying Stock Options or Reload Options through the use of Common Shares held by the optionee at least 12 months. Notwithstanding the fact that the underlying Stock Option maybe an Incentive Stock Option, a Reload Option is not intended to qualify as an "Incentive Stock Option" under Section 422 of the Code.

     (b) Each Award Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options. Upon the exercise of an underlying Stock Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Award Agreement.

     (c) The Exercise Price per Common Share deliverable upon exercise of a Reload Option shall be the Fair Market Value per Common Share on the date the grant of the Reload Option becomes effective.

     (d) Each Reload Option shall be fully exercisable six months from the date the grant of the Reload Option becomes effective. The term of each Reload Option shall be equal to the remaining Exercise Period of the underlying Stock Option.

     (e) No additional Reload Options shall be granted to any optionee upon exercise of Stock Options or Reload Options following any termination of employment covered by Section 6.10 of this Plan or the termination of services on the Board by a Non-Employee Director optionee.

     6.13 BUY-OUT AND SETTLEMENT PROVISIONS. The Committee may at any time offer to buy-out a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

     6.14 NO RIGHTS AS SHAREHOLDER. No Participant or transferee of a Stock Option shall have any rights as a shareholder of the Company with respect to any Shares subject to a Stock Option (including without limitation, rights to receive dividends, vote, or receive notice of meetings) prior to the purchase of such Shares by the exercise of such Stock Option as provided in this Plan. A Stock Option shall be deemed to be exercised and the Common Share thereunder purchased when written notice of exercise has been delivered to the Company in accordance with Section 6.8 of the Plan and the full Exercise Price for the Share with respect to which the Stock Options is exercised has been received by the Company, accompanied with any agreements required by the terms of the Plan and the applicable Award Agreement; provided, however, that if the Participant has been terminated for Cause, only those Common Shares for which a certificate has been delivered to the Participant by the Company will be deemed to be purchased by such Participant. Full payment may consist of such consideration and method of payment allowable under this Article VI of the Plan. No adjustment will be made for a cash dividend or other rights for which the record date precedes the Date of Exercise, except as provided in Section 4.4 of the Plan.

                                  ARTICLE VII

                           STOCK APPRECIATION RIGHTS

     7.1 GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:
(a) in connection with the grant, and exercisable in lieu of Stock Options ("Tandem SARs"), (b) in connection with and exercisable in addition to the grant of Stock Options ("Additive SARs"), (c) independent of the grant of Stock Options ("Freestanding SARs"), or (d) in any combination of the foregoing. Non-Employee Directors may not be granted any SARs under this Plan other than Tandem SARs and Additive SARs.

     7.2      EXERCISE OF TANDEM SARS

     (a) Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Tandem SAR equal to the number of Shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

     (b) Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, if the Related Option is an ISO, a Tandem SAR shall be exercised for no more than 100% of the difference between the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised and the Option Price of the Related Option.

     7.3 EXERCISE OF ADDITIVE SARS. Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Option. The deemed exercise of Additive SARs shall not reduce the number of Shares with respect to which the Related Option remains unexercised.

     7.4 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs.

     7.5      OTHER CONDITIONS APPLICABLE TO SARS.

     (a) No SAR granted under the Plan shall be exercisable until the expiration of at least one year after the Date of Grant, except that such limitation shall not apply (i) in the case of death, disability, or retirement of a Participant covered by Sections 6.10(a), (b), or (c) hereof, (ii) a termination of service covered by the last sentence of Section 6.10(e) hereof, or (iii) as set forth in
Article IX of this Plan. In no event shall the term of any SAR granted under the Plan exceed seven years from the Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either (i) the Fair Market Value per Share on the Award Date in the case of a Freestanding SAR, or (ii) the Exercise Price of the Related Option in the case of either a Tandem SAR or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

     (b) In the event of a termination of service for any reason of death, disability or retirement covered by Section 6.10(a), (b), or (c) of this Plan, or pursuant to the last sentence of Section 6.10(e) hereof, unless otherwise determined by the Committee at grant, all Additive SARs and Freestanding SARs shall be fully vested and thereafter may be exercised by the participant or his or her legal representatives for a period of one year from the date of such termination of service or until the end of the Exercise Period for such SAR, whichever is shorter; provided, however, that the Participant was not involuntarily terminated for Cause. Notwithstanding any other provision of this Plan, upon termination of a Participant's service with the Company or it Subsidiaries for Cause, all of the Participant's unexercised Additive SARs and Freestanding SARs will terminate immediately upon the date of such termination as determined in accordance with Section 6.10(d) hereof.

     (c) In the event of a termination of service for any reason other than death, disability or retirement covered by Section 6.10(a), (b), or (c), or pursuant to the last sentence of Section 6.10(e) hereof, unless otherwise determined by the Committee at grant: (i) any Additive SAR and any Freestanding SAR that was not exercised at the date of termination will expire automatically, and (ii) any exercisable Additive SARs and Freestanding SARs will remain exercisable for a period of three months from the date of such termination of service until the end of the Exercise Period for such SAR, whichever is shorter; provided, however, that the Participant was not involuntarily terminated for Cause. Notwithstanding any other provision of this Plan, upon termination of a Participant's service with the Company or it Subsidiaries for Cause, all of the Participant's unexercised Additive SARs and Freestanding SARs will terminate immediately upon the date of such termination as determined in accordance with
Section 6.10(d) hereof.

     7.6 PAYMENT UPON EXERCISE OF SARS. (a) Subject to the provisions of the Award Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercise by (ii) an amount equal to the excess of: (A) the Fair Market Value per Share on the Date of Exercise of the SAR over
(B) either (x) Freestanding SAR or (y) the Exercise Price of the Related Option in the case of either a Tandem SAR or Additive SAR.

     (b) Payment to the Participant shall be made in Shares, valued at the Fair Market Value of the Date of Exercise, in cash if the Participant has so elected in his written notice of exercise, or a combination thereof.

     7.7 NON-TRANSFERABILITY OF SARS. Except as specifically provided in the Award Agreement pursuant to Section 7.7(b) hereof, no SARs granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

                                  ARTICLE VIII

                 RESTRICTED STOCK AND UNRESTRICTED STOCK AWARDS

     8.1 AWARDS OF RESTRICTED STOCK. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it may determine. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     8.2 AWARD AGREEMENT FOR RESTRICTED STOCK. The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. Each Award Agreement relating to Restricted Stock shall specify the Restricted Period (as defined in Section 8.3(b) below), the conditions to be satisfied prior to removal of such restrictions, the number of shares of Restricted Stock granted, and such other provisions as the Committee shall determine. The Award Agreement relating to Restricted Stock Award shall set forth the purchase price for such shares, which purchase price shall be equal to or less than their par value and may be zero. Each Award Agreement shall contain at least one term, condition, or restriction constituting a "substantial risk of forfeiture" as defined in Section 83(c) of the Code.

     8.3 CERTAIN CONDITIONS AND RESTRICTIONS. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following minimum restrictions and conditions:

     (A) ACCEPTANCE. Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award Date, by executing an Award Agreement relating to the Restricted Stock which is the subject of such Award and by paying whatever price (if any) the Committee has designated hereunder.

     (B) RESTRICTION PERIOD. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee commencing with the Award Date (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign, hypothecate, or otherwise dispose of shares of Restricted Stock awarded under this Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion. No such restrictions shall be removed until the expiration of at least one year after the Award Date, except that such limitation shall not apply as set forth in Article IX of this Plan.

     (C) LEGEND. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

          "The sale, transferability, pledge, assignment, hypothecation, or other disposition of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of American Bancshares, Inc. (the "Company") 1999 Equity Incentive Plan, including the rules and administrative procedures adopted pursuant to such plan, and an Agreement entered into between the registered owner and the
     Company dated                . Copies of such Plan and Agreement are on
     file in the offices of the Company at 4702 Cortez Road West, Bradenton, FL 34210."

     (D) CUSTODY. The Committee may require that the stock certificates evidencing such shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Restricted Stock covered by such Award.

     8.4 OTHER RESTRICTIONS The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     8.5      LAPSE OF RESTRICTIONS.  Except as otherwise provided in this
Article VIII, if and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant.

     8.6 RIGHTS AS SHAREHOLDER. Except as provided in this Section 8.6, during the Restriction Period, Participants in whose name shares of Restricted Stock are granted hereunder: (a) shall have, with respect to such Restricted Stock, full voting rights with respect to such shares, and (b) shall be entitled to receive all dividends and other distributions paid with respect to such shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed. Furthermore, the Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of dividends to be deferred.

     8.7 TERMINATION OF EMPLOYMENT OR RESIGNATION OF DIRECTOR. Subject to the applicable provisions of the Award Agreement and this Article VIII, upon termination of a Participant's employment with, the Company for any reason during the Restricted Period, all Restricted Shares still subject to restriction shall vest or be forfeited in accordance with the terms and conditions established by the Committee at or after grant. Unless otherwise provided in the Award Agreement:

          (A) TERMINATION OF SERVICE BY DEATH, DISABILITY, OR RETIREMENT. In the event a Participant's employment is terminated during the Restriction Period, because of death, disability, or retirement covered by Sections 6.10(a), (b), (c), or (e) of this Plan, any remaining portion of the Restriction Period applicable to the Restricted Stock pursuant to Section
     8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4 herein, the shares of Restricted Stock shall thereby be released and free of restrictions.

          (B) TERMINATION OF SERVICE FOR OTHER REASONS. In the event that a Participant terminates his employment of the Company during the Restriction Period for any reason other than for death, disability, or retirement, as set forth in Sections 8.7(a) herein, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and, if held by the Participant, returned to the Company.

          (C) HARDSHIP. In the event of hardship or other special circumstances of a Participant whose employment with the Company or a Subsidiary is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

     8.8 NOTICE OF SECTION 83(B) ELECTION. Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of filing such election with the Internal Revenue Service.

     8.9 UNRESTRICTED STOCK AWARDS. Subject to the terms and conditions of this Plan, the Committee, at any time and from time to time, may grant Unrestricted Stock Awards free of restrictions under the Plan to such Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.

                                   ARTICLE IX

                               CHANGE OF CONTROL

     9.1      ACCELERATION OF OPTIONS; LAPSE OF RESTRICTIONS.

     (a) In the event of a Change of Control of the Company: (i) each Stock Option and SAR then-outstanding under the Plan shall be fully exercisable, regardless of any unsatisfied vesting requirements established under the terms of the pertinent Award Agreements, and remain so for the duration of the Stock Option as specified in the Award Agreement, (ii) all restrictions or conditions related to grants of Restricted Stock shall be deemed to be immediately and fully satisfied and all certificates representing such shares of Restricted Stock shall be released and have any legend removed by the Secretary of the Company, and thereby become freely transferable, and (iii) all conditions or restrictions related to an Award shall be accelerated or released; all in such a manner, in the case of persons subject to the provisions of Section 16(b) of the Exchange Act, as to conform to the provisions of Rule 16b-3 thereunder.

     (b) Awards that remain outstanding after a Change of Control shall not be terminated as a result of a termination of service covered by Section 6.10, 7.2, 7.5, or 8.7, and shall continue to be exercisable in accordance with their original terms, except in the case of a Participant's death in which case termination shall occur within one-year from the date of death.

     (c) Notwithstanding the foregoing, if any right granted pursuant to this
Section 9.1 would make a Change of Control transaction ineligible for pooling of interests accounting treatment under applicable accounting principles that, but for this Section 9.1, would have been available for such accounting treatment, then the Committee shall have the authority to substitute stock for cash which would otherwise be payable pursuant to this Section 9.1 having a Fair Market Value equal to such cash.

     9.2 DEFINITION OF CHANGE OF CONTROL. For purposes of this Plan, a "Change of Control" is deemed to have occurred if:

     (a) any individual, entity, or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) is or becomes, directly or indirectly, the "beneficial owner" (as defined by Rule 13d-3 promulgated under the Exchange
Act) of 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors ("Voting Securities"); provided, however, that any acquisition by the following will not constitute a Change of Control:

             (i) the Company or any of its Subsidiaries,

             (ii) any employee benefit plan (or related trust) of the Company or its Subsidiaries, or

             (iii) any corporation with respect to which, following such acquisition, more than 50% of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by the Persons who were the beneficial owners of the Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership immediately prior to such acquisition of the Voting Securities; or

     (b) (i) a tender offer or an exchange offer is made to acquire securities of the Company whereby following such offer the offerees will hold, control, or otherwise have the direct or indirect power to exercise voting control over 50% or more of the Voting Securities, or (ii) Voting Securities are first purchased pursuant to any other tender or exchange offer.

     (c) as a result of a tender offer or exchange offer for the purchase of securities of the Company (other than such an offer by the Company for its own securities), or as a result of a proxy contest, merger, consolidation, or sale of assets, or as a result of a combination of the foregoing, during any period of two consecutive years, individuals who, at the beginning of such period constitute the Board, plus any new Directors of the Company whose election or nomination for election by the Company's shareholders was or is approved by a vote of at least two-thirds of the Directors of the Company then still in office who either were Directors of the Company at the beginning of such two year period or whose election or nomination for election was previously so approved (but excluding for this purpose, any individual whose initial assumption of office was or is in connection with the actual or threatened election contest relating to the election of Directors of the Company (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act)), cease for any reason during such two year period to constitute at least two-thirds of the members of the Board; or

     (d) the shareholders of the Company approve a reorganization, merger, consolidation, or other combination, with or into any other corporation or entity regardless of which entity is the survivor, other than a reorganization, merger, consolidation, or other combination, which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into Voting Securities of the surviving entity) at least 60% of the combined voting power of the Voting Securities or of the voting securities of the surviving entity outstanding immediately after such reorganization, merger, consolidation; or other combination; or

     (e) the shareholders of the Company approve a plan of liquidation or winding-up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, or any distribution to security holders of assets of the Company having a value equal to 30% or more of the total value of all assets of the Company.

     9.3 OCCURRENCE OF A CHANGE OF CONTROL. A Change of Control will be deemed to have occurred:

          (a) with respect to any acquisition referred to in Section 9.2(a) above, the date on which the acquisition of such percentage shall have been completed;

          (b) with respect to a tender or exchange offer, the date the offer referred to in Section 9.2(b)(i) above is made public or when documents are filed with the SEC in connection therewith pursuant to Section 14(d) of the Exchange Act, or the date of the purchase referenced in Section 9.2(b)(ii);

          (c) with respect to a change in the composition of the Board of Directors referred to in Section 9.2(c), the date on which such change is adopted or is otherwise effective, whichever first occurs; or

          (d) with respect to any shareholder approval referred to in Section 9.2(d) or (e), the date of any approval.

     9.4 APPLICATION OF THIS ARTICLE IX. The provisions of this Article IX shall apply to successive events that may occur from time to time but shall only apply to a particular event if it occurs prior to the expiration of this Plan.

                                   ARTICLE X

                AMENDMENT, MODIFICATION, OR TERMINATION OF PLAN

     Insofar as permitted by applicable law, the Board, by resolution, shall have the power at any time, and from time to time, to amend, modify, suspend, terminate or discontinue the Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with an regulatory requirements referred to in Article XIII). The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Section 162(m) of the Code and the rules and regulations promulgated thereunder. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, or pursuant to the rules and regulations under the Section 16 of the Exchange Act, by any national securities exchange or inter-dealer quotation system on which the Shares are then listed, quoted, or reported, by any regulatory authority or board having jurisdiction with respect thereto, or under any applicable laws, rules, or regulations. Notwithstanding the provisions of this Article X, no termination, amendment, or modification of the Plan, other than those pursuant to Article IV hereof, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant so affected.

                                   ARTICLE XI

        MODIFICATION, EXTENSION, AND RENEWAL OF STOCK OPTIONS AND AWARDS

     Subject to the terms and conditions, and within the limitations, of the Plan, the Committee may modify, extend, or renew outstanding Stock Options or other Awards, prospectively or retroactively, or accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) granted under the Plan or any other plan of the Company or a Subsidiary, and authorize the granting of new Stock Options pursuant to the Plan in substitution therefor (to the extent not theretofore exercised), and the substituted Stock Options may specify a lower exercise price or a longer term than the surrendered Stock Options or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing provisions of this Article XI, (a) no amendment or modification of an Award which adversely affects the Participant shall not be made without the consent of the affected Participant, and (b) no Incentive Stock Option may be modified, amended, extended, or reissued if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of
Section 422 of the Code, unless the Participant specifically acknowledges and consents to the tax consequences of such action.

                                  ARTICLE XII

                        INDEMNIFICATION OF THE COMMITTEE

     In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall not be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their administration of and responsibilities with respect to the Plan, and the Company hereby agrees to indemnify the members of the Committee against any claim, loss, damage, or reasonable expense, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

                                  ARTICLE XIII

                               GENERAL PROVISIONS

     13.1 CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Stock Option unless the exercise of such Stock Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may require each person purchasing or otherwise acquiring Shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares for his or her own personal account, for investment purposes only, and not with an intent or a view to distribution within the meaning of Section 2(11) of the Securities Act (unless such shares have been issued to the Participant pursuant to a registration statement declared effective by the SEC). In addition to any legend required by this Plan, the certificates for the Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     13.2 RESERVATION OF SHARES. The Company shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The Company shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the

Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     13.3 LIMITATION ON LEGAL RIGHTS. The establishment of the Plan shall not confer upon any Employee or Director any legal or equitable right against the Company, except as expressly provided in the Plan.

     13.4 NOT A CONTRACT OF EMPLOYMENT. This Plan is purely voluntary on the part of the Company, and the continuation of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Participation in the Plan shall not give any Employee or Director any right to be retained in the service of the Company or any of its Subsidiaries, nor shall anything in this Plan affect the right of the Company or any of its Subsidiaries to terminate any such Employee or Director with or without cause.

     13.5 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other Stock Option or incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor shall the Plan preclude the Company or any Subsidiary from establishing any other forms of incentive or other compensation plan or arrangements for Employees or Directors of the Company or any of its Subsidiaries.

     13.6 ASSUMPTION BY THE COMPANY. The Company or its Subsidiaries may assume options, warrants, or rights to purchase shares issued or granted by other companies whose shares or assets shall be acquired by the Company or its Subsidiaries or which shall be merged into or consolidated with the Company or its Subsidiaries. The adoption of this Plan shall not be taken to impose any limitations on the powers of the Company or its Subsidiaries or affiliates to issue, grant, or assume options, warrants, rights, or restricted shares, otherwise than under this Plan, or to adopt other Stock Option or restricted share plans or to impose any requirements of shareholder approval upon the same.

     13.7 CREDITORS. The interests of any Director under this Plan is not subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

     13.8 PLAN BINDING ON SUCCESSORS. All obligations of the Company under this Plan and any Awards granted hereunder shall be binding upon any successor and assign of the Company, whether the existence of such successor or assign is a result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

     13.9 UNFUNDED STATUS OF PLAN. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company.

     13.10     WITHHOLDING.

     (A) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.

     (B) SHARE WITHHOLDING. To the extent the Code requires withholding upon the exercise of Nonqualified Stock Options, or upon the occurrence of any other similar taxable event, the Committee may permit or require, subject to any rules it deems appropriate, the withholding requirement to be satisfied, in whole or in part, with or without the consent of the participant, by having the Company withhold Shares having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined.

     13.11 SINGULAR, PLURAL; GENDER. Whenever used in this Plan, nouns in the singular shall include the plural, and vice versa, and the masculine pronoun shall include the feminine gender.

     13.12 HEADINGS. Headings to the Sections and subsections are included for convenience and reference and do not constitute part of the Plan.

     13.13 COSTS. The Company shall bear all expenses incurred in administrating this Plan, including original issue, transfer, and documentary stamp taxes, and other expenses of issuing the Shares pursuant to Awards granted hereunder.

     13.14 GOVERNING LAW. This Plan and the actions taken in connection herewith shall be governed, construed, and administered in accordance with the laws of the State of Florida (regardless of the law that might otherwise govern under applicable Florida principles of conflicts of laws).

                                  ARTICLE XIV

                           EFFECTIVENESS OF THE PLAN

     This Plan shall become effective on the date that it is adopted by the Board; provided, however, that it shall become limited to a Nonqualified Stock Option plan if it is not approved by the shareholders of the Company within one year (365 days) of its adoption by the Board, by a majority of the voting cast at a duly held shareholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present, either in person or by proxy. The Committee may make Awards hereunder prior to shareholder approval of the Plan; provided, however, that any and all Stock Options so awarded automatically shall be converted into Nonqualified Stock Options if the Plan is not approved by such shareholders within 365 days of its adoption.

                                   ARTICLE XV

                                TERM OF THE PLAN

     Unless sooner terminated by the Board pursuant to Article X hereof, this Plan shall terminate ten (10) years from its effective date and no Awards may be granted after termination, but Awards granted prior to such termination may extend beyond that date. The Board of Directors may terminate this Plan at any time. The termination shall not affect the validity of any Stock Option outstanding on the date of termination.

Date Approved by Board of Directors: March 23, 1999

      /s/ BRIAN M. WATTERSON
--------------------------------------
Secretary Certification

Date Approved by the Shareholders:

--------------------------------------
Secretary Certification

                           AMERICAN BANCSHARES, INC.
                  ANNUAL MEETING OF SHAREHOLDERS, MAY 21, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of Common Shares of American Bancshares, Inc., a corporation organized under the laws of the state of Florida, does hereby appoint J. Gary Russ and Timothy I. Miller, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the Common Shares of American Bancshares, Inc. that the undersigned held of record at 5:00 p.m., Eastern Standard Time, on April 1, 1999, at the Annual Meeting of Shareholders of American Bancshares, Inc. to be held at the Bradenton Country Club located at 4646 - 9th Avenue West, Bradenton, Florida 34209 on May 21, 1999 at 10:00 a.m., local time, or any adjournment thereof, on the following matters, and on such other business as may properly come before the meeting:

   1. ELECTION OF DIRECTORS

      Nominees: J. Gary Russ, Ronald L. Larson, Timothy I. Miller, Dan E. Molter, Kirk D. Moudy, Lindell Orr, Lynn B. Powell, III, Walter L. Presha,
      R. Jay Taylor, Edward D. Wyke

     [ ]  FOR ALL NOMINEES LISTED ABOVE                               [ ]
          (except as marked to the contrary below).

     WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
     LISTED ABOVE

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------

   2. Approve and adopt the Company's 1999 Stock Option and Equity Incentive Plan dated March 23, 1999.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

   3. In their discretion, on such other business as may properly come before the meeting.

                     (Please Sign and Date on Reverse Side)

                          (Continued from other side)

                        PLEASE SIGN AND RETURN PROMPTLY.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR THE APPROVAL AND ADOPTION OF THE COMPANY'S 1999 STOCK OPTION AND EQUITY INCENTIVE PLAN DATED MARCH 23, 1999.

PLEASE ENTER THE NUMBER OF SHARES OF AMERICAN BANCSHARES, INC. COMMON SHARES YOU
OWN:
    -----

(Please sign, date, and return this proxy form exactly as your name or names appear below whether or not you plan to attend the meeting.)

                                                  [ ] I plan to attend the
                                                      Annual Meeting.

                                                  [ ] I do not plan to attend
                                                      the Annual Meeting.

                                                  Dated:                  ,1999
                                                       -------------------

                                                  Signature(s)

                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------
                                                      Title or Authority (if
                                                           applicable)

                                                  PLEASE SIGN YOUR NAME HERE
                                                  EXACTLY AS IT APPEARS HEREON.
                                                  JOINT OWNERS SHOULD EACH SIGN.
                                                  WHEN SIGNING AS AN ATTORNEY,
                                                  EXECUTOR, ADMINISTRATOR,
                                                  TRUSTEE, GUARDIAN, CORPORATE
                                                  OFFICER OR OTHER SIMILAR
                                                  CAPACITY, SO INDICATE. IF THE
                                                  OWNER IS A CORPORATION, AN
                                                  AUTHORIZED OFFICER SHOULD SIGN
                                                  FOR THE CORPORATION AND STATE
                                                  HIS OR HER TITLE. IF SHARES
                                                  ARE HELD IN MORE THAN ONE
                                                  CAPACITY, THIS PROXY SHALL BE
                                                  DEEMED VALID FOR ALL SHARES
                                                  HELD IN ALL CAPACITIES.